UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1: Report to Shareholders

Parnassus Funds Semiannual Report

June 30, 2022

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Semiannual Report • 2022

August 5, 2022

Dear Shareholder,

The first half of the year mercifully has come to an end, with stocks and bonds posting major losses. The S&P 500 closed the half with a loss of -20.0%, while the Russell MidCap returned -21.6%. Even bonds were down double digits, with the Bloomberg U.S. Aggregate Bond Index dropping -10.4%. The corrosive impact of high inflation and the rapid increase in interest rates, spurred on by the Federal Reserve in an effort to combat inflation, are the main culprits for this market correction.

There was a major divergence between value and growth in the first half of 2022, as seen by the difference in returns for the Russell 1000 Value Index down -12.9% and the Russell Midcap Growth Index down -31.0%. After many years of outperforming value stocks, growth had a dismal six months to start 2022.

The major contributor to value’s dominance this year has been the strength of oil and gas stocks. As we know, the prices of fossil fuels have spiked this year, primarily due to the Russian invasion of Ukraine. Parnassus believes that investing in oil and gas is not a good long-term, sustainable investment, so we avoid the sector entirely. This policy helped us in prior years, when oil and gas stocks didn’t do well, but it has hurt us in recent quarters. As long-term, responsible investors, we still believe that avoiding oil and gas investments is the right course of action for our funds.

It is natural for investment conviction to wane when a bear market rears its ugly head. Besides the brief, but severe, downturn at the start of the pandemic, we haven’t had a bear market since the Great Financial Crisis of 2008-2009. The years in between saw fantastic gains for stocks and bonds, and those who held on during the unsettling times benefited greatly for their perseverance. It’s impossible to know if we’ve reached the bottom of this market cycle. What I can say with full confidence is that eventually the market will start making gains again. If you are in a position to hold on to your investments during this troubling bear market, I encourage you to do so.

New Head of ESG Stewardship

As I’ve written in recent shareholder reports, Parnassus is increasing its commitment to investment stewardship. In particular, this means we are putting more resources into engaging with our portfolio companies in an effort to improve their performance on environmental and social matters. By guiding our companies to improve in these areas, we are acting in accord with our values. In addition, the areas of engagement that we select have a clear connection to long-term shareholder value creation. This intersection of shareholder value creation and adherence to our values is what Parnassus Investments is all about.

Coming into the year, our ESG stewardship team consisted of three talented professionals: Rachel Nishimoto, Marissa LaFave and Simar Kaur. In April, the team grew to four with the addition of its new leader, Marian Macindoe. As our head of ESG stewardship, Marian is responsible for oversight of Parnassus’ proxy voting, ESG engagements and stockholder proposal strategy. Prior to joining us, Ms. Macindoe was the head of ESG strategy and

Semiannual Report • 2022

engagement at Uber Technologies. Prior to that, she acted as the director of investment stewardship at Charles Schwab. Marian received her master’s in regional and urban planning from the London School of Economics and her bachelor’s degree in international and comparative policy studies (economics) from Reed College. Marian sits on the board of an Oakland-based nonprofit that serves youth transitioning out of foster care, First Place for Youth.

New Hires

In addition to Marian, we added a whopping six new employees in the quarter. Some of these replaced employees who moved on from Parnassus, and a few are filling new positions. Cameron Hall joined the client relationship team as an advisor relations associate. In this role, he is responsible for managing relationships with financial advisors and other similar clients. Prior to joining Parnassus, Cameron was a senior analyst with Nasdaq’s Capital Markets Advisory practice. He received his bachelor’s degrees in finance and French, as well as a minor in leadership studies from Chapman University. In his free time, Cameron enjoys skiing, travel, and reading nonfiction.

Colin Rennich also joined our advisor relations group as a manager of advisor relations. Before joining Parnassus, Colin worked at Appleseed Capital, Principal Financial Group and Ameriprise Financial. Colin earned a bachelor’s degree in business management from Purdue University. In his free time, Colin enjoys coaching youth sports, playing golf and traveling. Colin is working fully remote from Chicago, where he can better serve our clients in the Midwest.

Randall Dobkin joined our communications team as an investment reporting specialist. He graduated from the University of California, Davis, with a double major in economics and political science and a minor in global international studies. Prior to joining Parnassus, Randall worked as a consultant with the business development team at the International Research and Exchanges Board (IREX) and as a policy analyst for the Environmental Policy Innovation Center (EPIC) and California State Senate. In his free time, he enjoys camping, traveling, and rooting for the Detroit Lions.

Dan Lee joined the marketing strategy team as a senior digital strategist. He previously led digital marketing efforts at AIG First Principles, Mellon Investments and State Street Global Advisors. Dan earned a bachelor’s degree in sociology from the University of California, Santa Cruz. In his free time, Dan enjoys sailing, snowboarding, traveling, cooking, and wine tasting.

Bashir Nakhuda joined Parnassus as a senior financial analyst, where he will be working on corporate financial planning and analysis functions. Prior to joining Parnassus, Bashir spent the last 11 years working at Duff and Phelps within their Valuation Services Group. Bashir has a BA in political economy from the University of California, Berkeley, and is a Chartered Financial Analyst (CFA). In his spare time, Bashir enjoys traveling and rooting for Bay Area sports teams.

Kayla Ware is an investment operations associate. In this role, she is responsible for supporting operations and administration of Parnassus mutual funds and separate accounts. She recently graduated from California State University, East Bay, with a BS in business administration. In her free time, Kayla enjoys cooking, traveling, and going to the beach.

Semiannual Report • 2022

Interns

It wouldn’t be summertime at Parnassus if we didn’t have a full complement of interns. We have five interns on the research team helping our analysts and portfolio managers make investment decisions. Tracy Wang is an MBA candidate at Harvard Business School. Previously, Tracy worked as an industry specialist at Capital Group, where she covered Chinese consumer discretionary sectors. She graduated magna cum laude with a BA in geography from Dartmouth College. Tracy grew up in Shanghai, China, sings in an a cappella group, and enjoys Chinese calligraphy and traveling.

Alex Morse is an MBA candidate at the Haas School of Business at the University of California, Berkeley. He previously worked at Bernstein Research as a senior research associate and at climate-technology startup Minimum. He is a CFA charter holder and graduated with a BA in english literature from the University of Oxford. Alex grew up in London and enjoys skiing, reading, and supporting the Chelsea Football Club.

Joon Kang is pursuing an economics degree from Cornell University. He previously interned in the equity research team at NH-Amundi Asset Management in Seoul, South Korea, and is a member of Johnson Private Equity & Credit at his school. Born in South Korea and raised in Queretaro, Mexico, Joon enjoys playing golf and hanging out with friends and family.

Christine Zhang is a Master of environmental studies candidate at the University of Pennsylvania. Previously, Christine interned as a sustainability consultant at KPMG and ESG analyst at Workiva. She graduated with a BA in economics and environmental studies (Honors) from the University of Pennsylvania. Christine grew up in New Zealand, and enjoys practicing yoga, traveling and eating at new restaurants.

Katelyn Moulton is a rising fourth year at the University of Virginia (UVA) studying economics and statistics. She is the director of an ESG career-development seminar through the McIntire School of Commerce at UVA and works with the sustainability office to pilot composting throughout campus. She completed a fellowship last summer with a non-profit based in Appalachia as a data science analyst. In her free time, Katelyn enjoys hiking in the Shenandoah Mountains and trying out new restaurants.

We have two interns working with the ESG Stewardship team. Coco Xu is pursuing a double degree in environmental economics & policy and psychology at the University of California, Berkeley. She previously worked as a think tank research intern at Industrial Securities in Shanghai. In her free time, Coco enjoys hiking, scuba diving, and playing volleyball.

Coming from a rural province in the Philippines, Emman Uy attended the Hong Kong University of Science and Technology and graduated with a BBA in economics and finance. After this, he pursued further studies as a Master’s in development engineering student at the University of California, Berkeley, focusing on energy, water and environmental engineering research in the Philippines. Emman loves his home and enjoys spending time with the people there swimming, hiking, and going on trips.

Semiannual Report • 2022

We have two local high school students serving as interns this summer. Lucas Hom is a rising junior at Acalanes High School in the East Bay town of Lafayette. Lucas has been coding since age eight and started an online coding school during the pandemic, teaching kids how to get a start in programming using Scratch. This summer, Lucas is working at Parnassus as a software engineer intern while also teaching coding summer camps for The Coder School. In his free time, Lucas collects vinyl records, hangs out with friends, and is learning how to play ukulele.

Brayden Lee is a rising senior at Lowell High School, the prestigious San Francisco public school. Born and raised in the Bay Area, he is a sports enthusiast and a fan of the Warriors, 49ers, and Giants. Brayden participates in Lowell’s Intelligent Investors and UNICEF clubs while being committed to the varsity basketball team. In his free time, he loves outdoor activities like hiking and skiing, eating out with friends, and traveling especially to Hawaii.

Thank you all for investing with the Parnassus Funds.

Sincerely,

Benjamin E. Allen

President and CEO

Semiannual Report • 2022

Parnassus Core Equity Fund

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of June 30, 2022, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares (“the Fund”) was $50.53. After taking dividends into account, the total return for the second quarter was a loss of -15.34%. This compares to a loss of -16.10% for the S&P 500 Index (“S&P 500”). Year to date, the Parnassus Core Equity Fund – Investor Shares posted a loss of -20.20%. This compares to a loss of -19.96% for the S&P 500.

Below is a table that summarizes the performances of the Parnassus Core Equity Fund and the S&P 500. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Core Equity Fund – Investor Shares	-11.51	10.28	11.90	13.09	0.82

Parnassus Core Equity Fund –Institutional Shares	-11.33	10.52	12.14	13.31	0.61

S&P 500 Index	-10.62	10.60	11.31	12.96	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take and expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Second Quarter Review

The S&P 500 is off to its worst start since 1970, finishing down -19.96% in the first half. Volatility persisted and the stock market fell just over 16% in the second quarter alone. Even the utilities and energy sectors, the only positive returners in the first quarter, had negative returns as the market selloff intensified. The story of virus variants, supply-chain disruptions, a geopolitical conflict, elevated inflation, and tightening financial conditions continued. The market had to reorient to the higher-than-expected inflation as measured by CPI,1,2 which accelerated year-over-year in May. Stocks fell as the Federal Reserve responded to the higher CPI by raising interest rates to curb demand and thereby stymie inflation. Volatility continued as market concerns fluctuated between inflation and the risk of recession.

Against this economic backdrop, the Parnassus Core Equity Fund – Investor Shares returned -15.34% compared to the S&P 500’s -16.10%. While sector allocation was slightly positive, most of our outperformance was explained by stock selection, particularly in the communication services and consumer discretionary sectors. Within sector allocation, our underweight positioning in energy, driven by our avoidance of fossil fuels, continued to be our largest detractor. This was followed closely by our underweight in utilities. Despite this, we had a notably positive contribution from our underweight in consumer discretionary, which helped drive a positive contribution from sector allocation overall.

1 Consumer Price Index, U.S. Bureau of Labor.

2 Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a fixed basket of consumer goods and services (such as food, transportation, shelter, utilities, and medical care), and is widely used as a cost-of-living benchmark.

Semiannual Report • 2022

T-Mobile, the US wireless carrier, was the Fund’s best performer in the quarter, with the stock returning 4.8%, contributing positive 0.1%* to the Fund’s return. The company reported a strong quarter, beating expectations on key metrics and raising full-year earnings guidance. T-Mobile continues to gain market share while ramping up their home broadband business. We like the share-gain story and find the improving financials and attractive cash flow generation promising.

Our next-best performer was Becton Dickinson, a global medical technology company, if only in a relative sense, with the stock returning -4.6%, contributing -0.2% to the Fund’s return. The company beat earnings expectations in the quarter, while completing the spin-off of Embecta and announcing the acquisition of Parata Systems, a provider of pharmacy automation solutions. We believe that the company’s shares are attractively priced as revenue could grow and profit margins expand more than expected.

American Tower, owner of wireless telecommunications infrastructure, was also a relative top performer. The company’s stock returned 2.9% in the quarter, contributing positive 0.1% to the Fund’s return. The company reported solid results that were slightly ahead of expectations while modestly raising their guidance. Despite a challenging interest rate environment, we continue to find the secular growth potential at American Tower attractive.

The three largest detractors in the quarter were Deere, Alphabet and Charles Schwab. Deere’s stock returned -27.7% in the quarter, which detracted -1.2% from the Fund’s return. After a period of outperformance, Deere reported mixed results in the quarter, as sales and margins missed expectations. The company is dealing with temporary supply-chain issues and volatile commodity prices despite a robust equipment-demand backdrop. Deere’s products are becoming increasingly relevant to the future of farming, and we continue to believe the longer-term upside from precision agriculture is underappreciated.

Alphabet, owner of Google and YouTube, returned -21.7% for the Fund, detracting -1.3% from the Fund’s return. Despite strong performance from Google Search, results from YouTube missed investor expectations due to the emerging short-form video format, which is not currently generating revenue. Further, Alphabet’s exposure to digital advertising and overall economic activity weighed on shares, as economic growth expectations came down during the quarter. Despite this, we find Alphabet shares to be attractively priced even in a volatile macroeconomic environment.

Lastly, Charles Schwab, a dominant investment brokerage, returned -24.8% during the quarter as the company reported weak results along with the building of cash on its balance sheet to fund a potential deposit run-off. This lowers the amount of money Schwab can earn on customer cash deposits as customers opt to hold less cash in favor of higher-yielding alternatives. The company also has some exposure to “payment for order flow,” where Schwab makes money by routing trades to certain market makers. This practice is under scrutiny by regulators and the company’s exposure weighed on shares. The stock detracted -0.6% from the Fund’s return.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Semiannual Report • 2022

Parnassus Core Equity Fund

As of June 30, 2022

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

Microsoft Corp.	6.8%

Alphabet Inc., Class A	5.8%

Fiserv Inc.	4.5%

CME Group Inc., Class A	4.1%

Becton, Dickinson and Co.	4.1%

Danaher Corp.	3.8%

Mastercard Inc., Class A	3.4%

S&P Global Inc.	3.4%

Comcast Corp., Class A	3.3%

Deere & Co.	3.3%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

We are still seeing inflation of 8.6%,3 which is the highest in over four decades. What’s changed since the first quarter is that the stock market is now off to the worst start in over five decades. Entering 2022, investors underappreciated the persistence and magnitude of elevated inflation. The second quarter saw the market sell off with more interest rate increases, prompted again by stubbornly high inflation. While it’s difficult to know exactly how rate sensitive the real economy is today, conditions have clearly deteriorated. Real GDP growth expectations for this year, which had already been coming down at the time of our last quarterly commentary, have dropped from 3.5% to 2.4% in a matter of months. The Federal Reserve now expects unemployment, which had been trending down to 3.6%, to tick up to 3.9% in 2023. We seem to be rapidly approaching the apex of uncertainty surrounding the path of inflation and the impact on overall demand from both higher prices and tightening financial conditions.

This uncertainty is a headwind for investors. However, there are reasons to be optimistic regarding a more certain path toward taming inflation and stable interest rates. An increasingly aggressive Federal Reserve may shorten this economic cycle, creating opportunity. We are seeing early signs of slowing industrial production, weakening freight and shipping pricing, commodity price corrections, inventory builds and other signs of economic slowdown. The obvious concern, which we share, is greater-than-expected demand destruction, which could lead to a painful recession. The silver lining is that stock valuations are also now more attractive. The valuation of the S&P 500 in terms of a forward price-to-earnings ratio is down -30% while forward earnings estimates are up 13%.

3 Consumer Price Index – May 2022, U.S. Bureau of Labor.

Semiannual Report • 2022

Clearly, not all companies will meet short-term earnings expectations and not all stocks are bargains. It is precisely during these times of near-term uncertainty that our focus on longer-term performance and high-quality ESG fundamentals becomes key. Consistent with our investment process, we are looking out over the next few years, where fundamentals may be mispriced and where we may be in an entirely different macroeconomic regime. Many positive secular trends related to technology adoption and innovation across sectors like software, media, life sciences and agriculture continue unabated. We are working to ensure that the Fund has the appropriate balance of resilient companies that can weather a slowing economy and attractively priced secular growers with achievable earnings expectations. In deteriorating economic conditions, we are cognizant that some companies may reasonably need to reduce staff or cut costs. It is important to Parnassus that companies undertake these activities with compassion and empathy toward affected stakeholders. As part of our ongoing ESG risk reviews, we will look for disclosures around these activities to ensure alignment with our principles. With this framework in mind, we made some notable changes to existing Fund holdings during the quarter, while adding one new stock and selling out of two. Overall, we continued to take advantage of the market volatility to upgrade the return profile of the portfolio, while tilting the Fund toward more resilient long-term business fundamentals.

Our largest overweight is still industrials. We continue to see attractive opportunities in this sector, which offer unique exposure to different parts of the economy. We reduced our overweight slightly by exiting Pentair, a water treatment company. We sold Pentair to reduce the Fund’s cyclicality and due to concerns around demand destruction and elevated earnings expectations. Our next largest overweight sector is communications services. We added to our exposure to this sector by adding to our positions in T-Mobile, Verizon and Comcast. We continue to see the resilient cash-flow generation in this sector as attractively priced in this economic environment. We remain overweight materials through our positions in high-quality businesses like Sherwin-Williams, Ball and Linde.

Our biggest change in sector allocation for the quarter was a further reduction to our exposure to information technology stocks. We trimmed our semiconductor holdings Texas Instruments, NVIDIA, Micron and Applied Materials. While we acknowledge the long-term growth and innovation in semiconductor companies, we are concerned about short-term demand. Despite these trims, we are also seeing opportunity in this sector, as we increased our stake in Adobe, the design software company that is at the center of digital content creation. Our next-biggest change in sector allocation was an increase to our overweight positioning in financials. We did this without taking additional credit risk by initiating a position in Marsh & McLennan, the world’s leading insurance broker and risk advisor. The company has demonstrated consistent, stable growth through multiple economic cycles given the mission-critical nature of its insurance and risk management products.

Our largest underweight sector continues to be consumer discretionary, as we view valuations to be unattractive given the elevated risk to certain consumer segments. We reduced our exposure to the sector by selling Booking Holdings, the online travel agent. We are concerned that demand will be negatively impacted in Booking’s core markets.

We continue to be slightly overweight real estate and consumer staples while being underweight health care. Our portfolio also continues to be underweight utilities due to high valuations and unattractive return profiles. We have no direct energy exposure due to our avoidance of fossil fuel companies.

While we share the market’s near-term concerns relative to historic inflation and a slowing economy, we believe the portfolio is positioned well to deliver strong long-term returns. As always, we’re honored to have your trust as we continue pursuing Principles and Performance® for you.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Andrew S. Choi

Portfolio Manager

Semiannual Report • 2022

Parnassus Mid Cap Fund

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of June 30, 2022, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $35.55, so the total return for the quarter was -11.76%. This compares to a return of -16.85% for the Russell Midcap Index (“Russell”). For the first half of 2022, the Parnassus Mid Cap Fund – Investor Shares is down -21.35% compared to a loss of -21.57% for the Russell.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	-16.18	3.59	6.13	9.95	0.96

Parnassus Mid Cap Fund – Institutional Shares	-16.02	3.83	6.37	10.13	0.75

Russell Midcap Index	-17.30	6.59	7.96	11.29	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 7.69%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Second Quarter Review

Runaway inflation, rising interest rates, fear of recession and geo-political uncertainty battered worldwide financial markets in the second quarter, and domestic mid-cap stocks were not immune to the downdraft. The Russell had one of its worst quarterly performances in memory and is now down almost -21.57% for the year-to-date. This negative return is a sharp contrast to the similar period just a year ago, when the Russell posted one of its strongest six-month returns in decades.

There weren’t many bright spots for the market in the first half of 2022. Among them was the astronomic rise in commodities prices, mostly oil, gas and certain materials. The main catalyst for this was the Russia-Ukraine war, which disrupted supplies of oil and wheat along with other staples. We are also experiencing a flood of demand following a prolonged period of COVID-19-induced restraint and generous fiscal stimulus. The result has been rising inflation across the board, an aggressive Federal Reserve response in the form of interest rate hikes and the sale of risk assets by investors.

Good stock picking and the portfolio’s quality bias were at the heart of the Fund’s quarterly outperformance. The Parnassus Mid Cap Fund – Investor Shares were down -11.76% during the second quarter, which captured just under 70% of the Russell’s -16.85% loss. We’re pleased with the Fund’s relative quarterly return, but are disappointed to have a negative absolute quarterly return. On an incrementally positive note, despite a challenging first quarter, the Parnassus Mid Cap Fund – Investor Shares is now slightly ahead of the Russell for the first half of 2022, posting a loss of -21.35% versus a loss of -21.57% for the benchmark.

Semiannual Report • 2022

The Fund’s second-quarter relative performance rebound occurred despite a zero allocation to energy stocks, which cost the fund 54 basis points from an attribution perspective. (One basis point is 1/100th of one percent.) Other than energy, our underweight position in utilities stocks relative to the Russell, a sector that we mostly avoid due to its many constituents’ poor ESG performance and exposure to nuclear power, cost the Fund 33 basis points from an attribution perspective.

While the Fund’s year-to-date performance is only slightly better than the Russell, it looks materially better when focusing on our investable universe. For the year to date, our underweight allocations in the energy and utilities sectors hurt the Fund by 189 basis points and 43 basis points, respectively.

The Fund’s performance during the quarter was heavily driven by stock selection rather than sector allocation. The worst performer was Signature Bank, a regional bank operating primarily in the greater New York City area and on the West Coast. The stock dropped -38.8%,* reducing the fund’s return by -1.21%, after the company announced that total deposit balances grew slower than expected. Furthermore, investors became concerned about the bank’s partial reliance on its digital currency platform to drive future asset balances. While investor concerns are somewhat valid, the company’s core non-crypto business is still performing well, and the cryptocurrency-related business accounts for less than 25% of total deposits and none of its loan growth. We believe Signature is especially attractive at the current valuation given its long runway for earnings growth, solid credit metrics and asset sensitive portfolio that will benefit as interest rates rise.

Alexandria Real Estate, the leader in life sciences real estate, fell by -27.4%, reducing the fund’s return by -0.26%. Concerns about life science tenant credit, as well as uncertain real estate demand given current capital markets conditions, hurt Alexandria’s stock. Rising interest rates were also a headwind, as Alexandria carries material debt due to its REIT structure. We believe the company’s decades of expertise, attractive tenant base, top tier properties and strong reputation are positive differentiators that will help Alexandria succeed in what remains an attractive industry over the long-term.

Avalara, a leading online tax software player, declined by -29.1%, reducing the fund’s return by -0.26%. Although the company delivered better-than-expected revenue growth and solid new customer additions, the stock experienced multiple compression consistent with the broader software sector. We are encouraged by management’s recent analyst day targets to deliver mid-20s organic revenue growth with improving free cash flow margins over the next three years, and believe Avalara is a direct beneficiary of the highly complex multi-jurisdictional tax system in the United States.

On the positive side, the largest contributor was Grocery Outlet, the “off-price grocer,” which rose by 30.0%, adding 1.07% to the Fund’s total return. The company reported better-than-expected same-store sales growth of 5.2%, driven by greater store traffic and improved customer basket size. We see further upside ahead, as the company benefits from new store unit growth and market share gains as customers seek greater value in this rising price environment.

Sysco, the leading, domestic food distributor, climbed 4.3%, adding 0.7% to the Fund’s total return. Despite higher fuel prices, the company reported robust earnings, driven by market share gains, strong expense management and accelerating domestic demand. The company continues to make progress with its “Recipe for Growth” strategic plan, as it deployed its new AI-powered pricing tool to drive better pricing, a new customer loyalty program and enhancements to its employee training programs, which should boost margins and earnings ahead.

Cboe Global Markets, one of the largest exchange holding companies, went down just -0.7%, contributing 0.6% to the Fund’s total return. The company’s quarterly earnings beat consensus expectations and management raised its annual revenue outlook. Investor sentiment rose after recent investments in new products, such as European Derivatives, showed strong customer traction. The company also resumed share buybacks after a two-quarter pause. With expanding opportunities in new geographies and products, a strong balance sheet and robust free cash-flow generation, we believe the stock’s risk-reward remains attractive.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Semiannual Report • 2022

Parnassus Mid Cap Fund

As of June 30, 2022

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

Cboe Global Markets Inc.	4.2%

Sysco Corp.	4.0%

Hologic Inc.	3.9%

C.H. Robinson Worldwide Inc.	3.6%

Avantor Inc.	3.5%

Jack Henry & Associates Inc.	3.5%

SBA Communications Corp., Class A	3.4%

Verisk Analytics Inc.	3.2%

Republic Services Inc.	3.1%

Grocery Outlet Holding Corp.	3.1%

Portfolio characteristics and holdings are subject to change periodically.

Strategy and Outlook

While large losses were experienced by most equity investors in the first half of 2022, it’s important to remember that domestic equity indices boomed from 2019 to 2021. During this period, the Russell Midcap Index cumulatively returned well over 70%, a return much greater than its typical performance. This doesn’t soften the blow from recent losses, but does remind us that keeping a long-term perspective and investing for a full-market cycle is often prudent. Going through this contraction also reminds us of the importance of investing in reasonably valued, quality businesses that should perform well over full market cycles. The silver lining is that the year-to-date market correction is creating attractive investment opportunities.

Many pundits believe a recession is around the corner, and investors are responding by selling stocks to reduce portfolio risk. Looking forward, it’s difficult to predict exactly what will happen with the economy and stock market over the near- and medium-terms, but we expect volatility to continue. We believe our strategy of owning a concentrated collection of high-quality businesses with increasing relevancy, competitive advantages, disciplined management, strong ESG practices, solid balance sheets and favorable upside-downside potential will do relatively well in this environment. We are optimistic that our portfolio construction will dampen any pending volatility and deliver solid returns relative to the benchmark over the full-market cycle.

Semiannual Report • 2022

As a reflection of our bottom-up research process, the Fund is currently slightly underweight relative to the Russell in the more volatile and cyclical consumer discretionary, financial and materials sectors and has no exposure to the energy sector. In contrast, we are overweight in the predominantly stable sub-sections of the information technology sector, health care, consumer staples, real estate and industrials sectors, owning a combination of defensive and offensive high-quality companies. That said, we own quite a few companies that should do well if we see investor appetite for risk assets increase.

Following an active buying period in the first quarter, we bought only one new stock during the second quarter. We initiated a position in Otis Worldwide, the world’s largest provider of new equipment and services in the elevator and escalator industry. Over half of the company’s revenue is derived from its services segment, which provides a significant source of recurring revenue and free cash flow. The company has significant cost advantages due to its scale and large installed base of equipment. We’re excited about the company’s long-term growth prospects, as it benefits from recent investments in products, sales and digital field capabilities and margin expansion opportunities.

We exited three stocks during the second quarter. A theme for these sales, as well as sales we made in the first quarter, is excessive valuation. We sold Hilton Worldwide, a leading hospitality company that owns, leases, manages and franchises hotels and resorts. We had initially purchased the stock in 2020 after the COVID-19 pandemic caused demand for business and leisure travel to temporarily collapse. The company has since benefited from a rebound in demand as leisure and corporate travel increased, but we believe the stock is no longer undervalued. We also sold ANGI Inc., a leading online home services provider. While we believe the company has a significant opportunity to penetrate the online home services category, we became concerned with the company’s increasing investments required to rebrand the business, slow turnaround progress and high valuation. Finally, we exited AES corporation, a power operator and utility operator, due to concerns about slowing earnings growth and its continued reliance on high carbon-emission generation sources.

Thank you greatly for your trust and investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Semiannual Report • 2022

Parnassus Endeavor Fund

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of June 30, 2022, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $44.30, so the total return for the second quarter was a loss of -13.07%. This compares to a decline of -12.21% for the Russell 1000 Value Index (“Russell 1000 Value”). For the year-to-date period, the Parnassus Endeavor Fund – Investor Shares has posted a loss of -18.01% compared to the Russell 1000 Value’s loss of -12.86%. It has been a challenging year for stocks, but especially for the Fund. Technology stocks, where the Fund is overweight, led the decliners. Energy, in which we do not invest, is the only sector with a positive real return so far this year.

Below is a table that summarizes the performances of the Parnassus Endeavor Fund, the Russell 1000 Value and the S&P 500 Index^. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Endeavor Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Endeavor Fund – Investor Shares	-14.82	15.56	11.46	15.21	0.90	0.88

Parnassus Endeavor Fund – Institutional Shares	-14.64	15.81	11.71	15.39	0.71	0.65

Russell 1000 Value Index	-6.82	6.87	7.17	10.50	NA	NA

S&P 500 Index^	-10.62	10.60	11.31	12.96	NA	NA

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 12.50%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Value and S&P 500 are unmanaged indexes of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Net expense ratio reflects contractual agreement through May 1, 2023.

Second Quarter Review

For the quarter, the Parnassus Endeavor Fund lagged our benchmark by 0.86%. While stock selection was neutral to positive, sector allocation was negative and explained all our underperformance. Our overweight positioning in technology was the biggest detractor, followed by our underweight positioning in the energy sector. Within stock selection, health care was our biggest contributor.

Shares of Charles Schwab fell by -24.8% in the quarter, which cut -0.4%* from the Fund’s return. The stock slid in April after the company forecast faster cash withdrawals than investors anticipated, lowering future earnings. The brokerage firm earns interest income on cash held within client portfolios, so it is one of the few beneficiaries of an aggressive Federal Reserve. However, higher interest rates also lead some customers to invest in lower-margin products within Schwab’s ecosystem rather than hold cash. We maintained our position since we believe the company can still grow earnings substantially as the Fed raises rates through the rest of the year.

Gap’s stock returned -40.8% in the quarter, which detracted -0.4% from the Fund’s return. Gap is the parent company of Old Navy, the largest individual apparel brand by retail sales in the United States. Poor merchandising decisions, elevated freight costs and supply-chain disruptions related to COVID-19 shutdowns in China negatively impacted same-store sales and profitability. Meanwhile, persistently high oil prices also crowded out consumer demand for apparel. Finally, the stock took another leg down when Old Navy CEO Nancy Green abruptly departed. We believe these problems are known, temporary, and fixable, so we continued to hold our shares.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

^ Effective September 30, 2021, the Fund’s benchmark changed from the S&P 500 to the Russell 1000 Value Index.

Semiannual Report • 2022

Hanesbrands, a global manufacturer of inner and activewear, slid -30.1% in the quarter, reducing the Fund’s return by -0.4%. The company is facing an incrementally more-challenging global macro environment, with higher input and freight costs expected for the rest of the year. As such, management no longer expects a second half margin expansion, and now forecasts earnings to be at the low end of its prior annual guidance. Investors are also concerned that excess inventory across some of the company’s wholesale partners, like Walmart and Target, may lead to slower ordering, potential canceled orders and additional markdowns to balance inventory.

Turning to our winners, global pharmaceutical giant Merck was the Fund’s best performer in the quarter. The stock returned 12.0%, contributing a positive 0.6% to the Fund’s return. Merck’s sales grew faster than investors expected, driven by extensions in cancer drug Keytruda, greater adoption of HPV vaccine Gardasil and the launch of COVID-19 pill Lagevrio. In late June, Merck also entered talks to acquire biotech Seagen for $40 billion to bolster its oncology franchise. Investors praised Merck’s progress in diversifying its sources of revenue by bidding up the company’s shares.

Sysco, the world’s leading foodservice distributor, was also a positive contributor in the quarter with the stock returning 4.4%, adding 0.5% to the Fund’s return. Sysco is the largest-scaled player in its industry, and the lowest-cost supplier, so it uniquely benefits from the current inflationary environment. The company is gaining independent-restaurant market share faster than expected, thanks to solid execution of the company’s new pricing tool, loyalty program, and staffing levels. Sysco is also skillfully taking out structural costs while passing through elevated inflation, raising the prospect for enhanced profitability coming out of the pandemic.

Finally, Vertex Pharmaceuticals had another strong quarter, as its stock returned 8.0%, adding 0.3% to the Fund’s return. With AbbVie’s disappointing readout in cystic fibrosis, Vertex solidified its effective monopoly in the space. Vertex continues to grow its cystic fibrosis franchise internationally and invest in addressing the remaining patient population through its partnership with Moderna. Vertex has also had several pipeline wins, notably in later stage trials for APOL1-mediated kidney disease and its CRISPR partnership for sickle cell disease and beta thalassemia. We believe Vertex’s cystic fibrosis franchise is now fairly valued, but continue to be excited about the pipeline opportunities with five clinical programs with proof of concept.

Parnassus Endeavor Fund

As of June 30, 2022

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2022

Top 10 Equity Holdings
(percentage of net assets)

Merck & Co., Inc.	4.7%

Verizon Communications Inc.	4.0%

Sysco Corp.	3.7%

PepsiCo Inc.	3.4%

The Charles Schwab Corp.	3.3%

The Progressive Corp.	2.8%

Cisco Systems Inc.	2.8%

Global Payments Inc.	2.8%

Gilead Sciences Inc.	2.7%

Agilent Technologies Inc.	2.6%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The U.S. stock market, as measured by the S&P 500 Index, deflated 20% in the first half of 2022. Investors today confront a drumbeat of negative news–new virus variants, the war in Ukraine, lockdowns in China, and global supply chain disruptions. For stocks, the focus is on the Federal Reserve’s plan to combat inflation through restrictive monetary policy. The effects have been dramatic. Asset values have collapsed, consumer demand has evaporated, and economic growth has slowed. If we are not already in a recession, we can surmise one is near. At the same time, this is not a typical downturn since consumer balance sheets are strong and jobs remain plentiful.

How are we investing in this unprecedented environment? First, our investment philosophy of buying good companies at discounted prices remains the same. Characteristics we look for in a good company include a long history of consistently high profitability, a conservatively financed balance sheet and a socially responsible enterprise. To buy at a discounted price means the stock is selling at an inexpensive valuation relative to our assessment of the company’s future potential. Certainly, compared to the end of 2021, stocks are selling at discounted prices. It is our job, then, to determine and assemble a portfolio of good, if not the best, companies out there.

To that end, we had an active second quarter, selling three positions and buying three others. We profitably sold cloud software company VMware and electronic health records provider Cerner when larger technology firms acquired them. Conversely, we exited PayPal due to worsening fundamentals in ecommerce retail, opting instead to harvest tax losses.

We initiated positions in Amdocs, Deere and Ross Stores. Amdocs is a leading IT consultancy that services the telecommunications industry worldwide. It is poised to benefit from the increasing competitive intensity of wireless and cable players as they undergo digital transformation, cloud migration and 5G adoption. We purchased farming equipment company Deere when its stock price sank due to supply-chain concerns. Deere is a pioneer in precision agriculture, a promising field that aims to boost crop output while using less resources such as land, fertilizer and water. Finally, we bought shares of off-price retailer Ross Stores. The company is in a prime position to benefit from snarled supply-chains because it helps vendors and manufacturers sell excess inventory instead of throwing it away.

Finally, a note about our benchmark, the Russell 1000 Value. A recent reconstitution of this index by its owner resulted in surprising changes. This is due to the dramatic fluctuations in stock values this year, which got codified in June. Meta, formerly Facebook, now appears in our benchmark, as does Netflix, Zoom and Pinterest. Even crypto wallet Coinbase, meme stock GameStop and electric vehicle startup Lucid Group have moved in. It is not clear what to make of these new neighbors or how long they will stay. Rest assured that we are committed to search the entire universe of stocks available in an effort to generate attractive, long-term risk-adjusted returns for our shareholders.

Thank you for your investment in the Parnassus Endeavor Fund.

Sincerely,

Billy Hwan

Portfolio Manager

Semiannual Report • 2022

Parnassus Mid Cap Growth Fund

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of June 30, 2022, the net asset value (“NAV”) of the Parnassus Mid Cap Growth Fund – Investor Shares was $42.38, resulting in a loss of -21.94% for the second quarter. This compares to a loss of -21.07% for the Russell Midcap Growth Index (“Russell Midcap Growth”). For the first half of 2022, the Parnassus Mid Cap Growth Fund – Investor Shares is down -34.15% compared to a loss of -31.00% for the Russell Midcap Growth.

Below is a table that summarizes the performance of the Parnassus Mid Cap Growth Fund and the Russell Midcap Growth. The returns are for the one-, three-, five- and ten-year periods ended June 30, 2022.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Mid Cap Growth Fund — Investor Shares	-33.08	0.04	2.85	9.54	0.80

Parnassus Mid Cap Growth Fund — Institutional Shares	-33.01	0.18	3.00	9.65	0.68

Russell Midcap Growth Index	-29.57	4.25	8.88	11.51	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 4.89%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Mid Cap Growth is an index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Second Quarter Review

Our Parnassus Mid Cap Growth Fund – Investor Shares dropped -21.94% in the second quarter, trailing the -21.07% loss for the Russell Midcap Growth. With interest rates increasing since the start of the year, growth stocks have fallen out of favor. We’ve seen this before–where investors shun a part of the market and overreact, only to return to it shortly thereafter. While we’re disappointed that we underperformed this quarter, we’re sticking to our knitting and believe our portfolio of high-quality growth compounders will win the day.

Sector allocation accounted for most of our underperformance, led by the energy sector, which cost us 0.5%. As a fossil fuel-free** fund, we don’t invest in oil and gas stocks. While energy prices will be volatile in the short term, we believe that our portfolio will benefit over the long term as the economy transitions toward renewable energy sources. Stock selection was a more modest performance headwind, with the largest drag coming from the financials sector.

Our worst performer was financial technology company Block, formerly known as Square, as its shares fell -54.7% and cut -1.6%* from the Fund’s performance. During the quarter, the company hosted an upbeat analyst day that highlighted its large addressable market. Nevertheless, investors were concerned that growth at Block’s popular Cash App will slow due to its exposure to low-end consumers. Additionally, Block acquired “buy now, pay later” company Afterpay earlier in the year, and investors worried that some loans may not get repaid in a worsening economic environment. We view Block as one of the most disruptive companies in our portfolio, and believe the company’s prospects remain bright.

Illumina, the largest provider of gene sequencing instruments and related consumables, subtracted -1.4% from the Fund’s performance, as its shares returned

* For this report, we quote total return to the portfolio, which includes price change and dividends.

** The Fund is fossil-fuel free, meaning it does not invest in companies that derive significant revenues from the extraction, exploration, production or refining of fossil fuels; the Fund may invest in companies that use fossil fuel-based energy to power their operations or for other purposes. The Funds define “significant revenues” as being 10% or greater.

Semiannual Report • 2022

-47.2%. Illumina’s stock fell due to concerns that new competitors will offer cheaper sequencing tools. The stock took another leg down after the company’s CFO announced he was leaving to work at a different health care company. While we’re closely monitoring the competitive environment, we believe Illumina’s moat and new, innovative products, which will launch later this year, will enable the company to remain the leader in the growing sequencing market.

Silvergate Capital, a leading provider of financial infrastructure for the digital asset industry, dropped -64.4% and reduced the Fund’s performance by -1.3%. The stock fell as valuations across the digital asset industry declined meaningfully. As a result, investors were concerned about volumes on Silvergate’s real-time payments network and deposit growth. We are bullish on the digital asset industry over the long-term and believe Silvergate is a unique asset.

Moving to our outperformers, leading U.S. auto insurer Progressive increased the Fund’s return by 0.1%, as the stock climbed 2.1%. Investors appreciate the company’s rising profitability, as the company led the industry in raising prices to offset the jump in used-vehicle prices and repair costs over the past year. Additionally, Progressive is benefiting from higher yields, as they result in higher net investment income on the company’s fixed income portfolios. Overall, we’re pleased with Progressive’s execution and believe the company’s long-term track record of market share gains will continue for the foreseeable future.

Veeva Systems is a leading provider of cloud-based software for the life sciences industry. Our overweight positioning benefited our performance, as the stock dropped less than the Russell Midcap Growth. Veeva returned -6.8% during the quarter and had a neutral impact on the Fund’s return. The company reported stronger-than-expected quarterly results and provided upbeat guidance, as it’s not feeling the impact from a slowing macro economy. The highlight of the quarter was Veeva signing one of its largest deals ever. With a long runway for growth and best-in-class margins, we remain enthusiastic about Veeva’s prospects.

Our large position in Thomson Reuters, which provides information and data for legal, tax and accounting professionals, was also beneficial to our performance, as the stock declined much less than the benchmark. The stock returned -3.8% during the quarter and had a neutral impact on the Fund’s return. The company reported a strong first quarter and increased its revenue growth outlook for the year. In addition to broad-based growth, Thomson Reuters is making solid progress with its cost savings program. We believe the company is well positioned in a volatile macro environment given its resilient end markets, recurring revenue model and strong balance sheet.

Parnassus Mid Cap Growth Fund

As of June 30, 2022

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Semiannual Report • 2022

Top 10 Equity Holdings
(percentage of net assets)

Veeva Systems Inc., Class A	5.1%

Pool Corp.	4.5%

Fortinet Inc.	4.4%

Verisk Analytics Inc.	4.3%

Agilent Technologies Inc.	4.2%

Ansys Inc.	3.9%

MarketAxess Holdings Inc.	3.7%

Splunk Inc.	3.4%

CoStar Group Inc.	3.3%

Thomson Reuters Corp.	3.2%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

During the quarter, the Russell Midcap Growth sank -21.1%, bringing the year-to-date loss to -31.0%. The Index is off -35.8% from the all-time high it set in November 2021.

Growth stocks have been on sale because inflation jumped to its highest level in decades. Inflation accelerated to a 40-year high in May, with clogged supply chains keeping prices high for many goods and Russia’s invasion of Ukraine causing elevated commodity prices. The Federal Reserve has pivoted from viewing inflation as transitory, and as a result, it has had to act aggressively. In June, the Federal Reserve increased interest rates by 75 basis points, the largest increase since 1994, and signaled an additional 50 or 75 basis point hike in July. (One basis point is 1/100th of one percent.) Since stocks with high long-term growth rates derive a higher portion of their intrinsic value from cash flows expected further out in the future, an increase in the discount rate reduces the value of higher-growth equities more than lower-growth equities.

The Federal Reserve is walking a tight rope-trying to raise interest rates enough to slow inflation, but not so much that it causes a recession. While time will tell whether the economy falls into recession, we’re starting to see the consequences of the Federal Reserve’s actions. During the quarter, the 10-year Treasury yield jumped, making everything from car loans to mortgages more expensive. Consumers are beginning to feel the pinch in their wallets, and consumer confidence has declined since the beginning of the year. Real GDP expectations have also fallen, with this year’s growth now expected to be just 2.6%, down from 4% at the start of the year.

While there’s a lot of grim news out there, the silver lining is that the Russell Midcap Growth ended the quarter at just 20x forward earnings estimates, below its 5-year and 10-year averages of 27x and 23x, respectively. So while there are real headwinds facing the economy and growth stocks, a lot of that has already been priced in.

In the second quarter, we took advantage of the market’s downturn and invested in three new companies, which we believe further enhance the quality of our fund. We bought Splunk, a software company focused on data analytics and security. We’ve followed the company for a long time and are particularly excited about the company’s rapidly growing cybersecurity business. We believe that the company can grow sales at a 20% clip during our investment horizon and that margins will inflect meaningfully higher. Trading at just 5x forward sales estimates, Splunk, in our view, offers asymmetric upside.

We also invested in C.H. Robinson, the largest domestic truck broker. The company is firing on all cylinders, led by its truck brokerage business, which is growing nicely and showing operating leverage. C.H. Robinson’s business is resilient, and we believe it should generate more than $2 billion in free cash flow over the next two years. Management has a track record of successfully allocating capital, which gives us confidence it will again deploy excess cash in an accretive manner.

Finally, we bought Align Technology, the leader in the clear aligner market. The stock has fallen sharply this year, as growth has been slower than expected due to COVID-19-related lockdowns in China and waning consumer confidence in Europe and North America. Despite these near-term headwinds, we believe the clear aligner category will continue to take market share from metal braces and that Align will be leading that charge. The company’s moat, history of innovation, pristine balance sheet and strong profitability point to better days ahead for Align.

To make room for these new positions, we sold Coupa Software and 10x Genomics. We believe Coupa’s growth will be hurt as we enter a more challenging macro environment, as customers may delay their

Semiannual Report • 2022

purchases or choose to consolidate back-office spend into platform companies like Oracle or Workday. We moved on from 10X Genomics given its uncertain path to profitability and because of our concern that ongoing COVID-19 lockdowns in China will adversely impact the company.

At the end of the quarter, the Russell Midcap Growth underwent its annual reconstitution. The reconstitution resulted in three big weighting changes to the index, which impacted our relative positioning. First, the weighting of the information technology sector declined by nearly 300 basis points. We had been modestly overweight prior to the reconstitution, but at quarter-end we’re overweight by approximately 300 basis points, and it remains our largest sector on an absolute basis. Most of our information technology holdings are within the software sub-sector, where we own market leaders like Fortinet and Trade Desk. Second, the weighting of the communication services sector increased by more than 200 basis points. Our position size had been equal to the benchmark’s, but we’re now underweight. Within this sector we own Match Group, the global leader in online dating, and Angi, the dominant online platform for home service projects. Finally, the weighting of the materials sector rose by approximately 175 basis points. Our position size was in line with the benchmark’s, but we’re now underweight. The sole materials company we own is Nutrien, the world’s largest crop nutrient company, which is uniquely positioned to benefit from fertilizer supply curtailments in China, Europe, Russia and Belarus.

As we enter the second half of the year, we’re excited about our companies’ prospects. Our portfolio consists of innovative companies with durable growth, expanding moats and clean balance sheets. We have conviction that these characteristics position us well for whatever the rest of the year has in store.

Thank you for your investment in the Parnassus Mid Cap Growth Fund.

Yours truly,

Ian E. Sexsmith

Lead Portfolio Manager

Robert J. Klaber

Portfolio Manager

Semiannual Report • 2022

Parnassus Fixed Income Fund

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares: PFPLX

As of June 30, 2022, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $14.91, producing a loss for the quarter of -6.21% (including dividends). This compares to a loss of -4.69% for the Bloomberg U.S. Aggregate Bond Index (“Bloomberg Aggregate Index”). For the first half of 2022, the Parnassus Fixed Income Fund – Investor Shares posted a loss of -12.47%, as compared to a loss of -10.35% for the Bloomberg Aggregate Index.

Below is a table comparing the performance of the Parnassus Fixed Income Fund with that of the Bloomberg Aggregate. Average annual total returns are for the one-, three-, five- and ten-year periods. For June 30, the 30-day subsidized SEC yield was 3.20%, and the unsubsidized SEC yield was 3.08%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended June 30, 2022

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	-12.62	-1.95	0.20	0.84	0.76	0.68

Parnassus Fixed Income Fund – Institutional Shares	-12.40	-1.70	0.44	0.98	0.56	0.45

Bloomberg U.S. Aggregate Bond Index	-10.29	-0.93	0.88	1.54	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 0.95%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Net expense ratio reflects contractual agreement through May 1, 2023.

Second Quarter Review

The second quarter continued to be difficult for bond investors, as a combination of rising interest rates and widening corporate bond spreads impacted returns. The Fund’s underperformance was driven by our overweight position in corporate bonds, which fell significantly more than other major fixed income asset classes. Corporate bonds within the Index lost -7.27% versus losses of -4.01% and -3.77% for securitized bonds and Treasuries, respectively.

Overall, allocation reduced the Fund’s value by -1.43%, principally due to our overweight allocation to corporate bonds. While our weight in corporate bonds was reduced from a peak of about 70% to 63.53% over the course of the quarter, it remained significantly higher than the Index at 24.60%. As a result, allocation to corporate bonds reduced the total return by -1.07%. Similarly, the absence of securitized bonds in the Fund reduced our total return by -0.21%.

Security selection continued to be a bright spot this quarter, with a positive 0.19% impact on total return. This was principally from our corporate bond portfolio, which recorded 0.21% of positive security selection. Our corporate bonds lost -6.86% in the quarter, as compared to a loss of -7.27% for the Index. Investing in companies that have more durable cash flows helped our corporate portfolio weather the volatility.

The worst-performing assets in the portfolio during the quarter were preferred stock issued by banks. We have 6.79% of assets allocated to banks, versus 5.55% for the Index, but a much longer duration due to our preferred stock positions. Preferred stock accounts for 6.5% of the portfolio, while the Index has none. This asset tends to be more volatile than investment-grade

Semiannual Report • 2022

bonds, but offers significantly higher yields as well. All our preferred stock positions have yields above 5.50%, with many issues boasting yields above 6.00%. The shares we hold were issued by excellent companies, including Morgan Stanley, Charles Schwab and Public Storage. As a result, we’re confident in the long-term advantages of our preferred stock positions.

Government-related securities owned by the fund performed well, adding 0.14% to the total return with 0.13% of positive attribution from selection. This category of bonds is broad, but for the Parnassus Fixed Income Fund, there are two main groups: supranational bonds and government-sponsored entities. About 6% of the Fund’s assets are in green bonds issued by supranational organizations like the World Bank. We were pleased by the outperformance of the green bonds, which added 0.10% to the total return.

We also began investing in bonds issued by government-sponsored entities (GSEs) in the quarter, like Fannie Mae and Freddie Mac. These bonds were trading at bargain prices compared to Treasury bonds, providing us with an attractive buying opportunity. It’s important to note that these are not securitized bonds, which means there are no mortgages supporting repayment. They are the equivalent of corporate bonds issued by organizations like Fannie Mae and the Federal Home Loan Bank. We finished the quarter with 9.16% of assets in GSEs. These bonds provide a yield over 3% with a short duration, which we think is an excellent alternative to certain short-term Treasury bonds.

Parnassus Fixed Income Fund

As of June 30, 2022

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

The second half of the year is sure to be a very interesting period for investors. Economic conditions have been opaque and continue to be so, as nearly all the data we receive is backward-looking. Headline numbers are also noisy, deeply impacted by inflation.

We believe that headline growth will continue to slow relative to last year’s breakneck pace of 5.7%. The current forecast is for growth of 2.5% overall in 2022, down from an expectation of 4.0% at the beginning of the year. However, one of the biggest factors driving the revisions downward has been the impact of inflation. The growth numbers that are discussed in the media and tracked by investors are real growth rates, which means that the impact of inflation is removed. In a time like today, when consumer inflation exceeds 8%, that means the nominal growth rate is quite strong indeed, and is likely above 9%.

Semiannual Report • 2022

The Federal Reserve has committed to fighting inflation and demonstrated its commitment during the June meeting, when it raised rates by 0.75%. This was the largest hike since 1994 and indicative of the scope of the problem. Inflation has been partially driven by some supply problems, specific to oil and the invasion of Ukraine, but it’s mostly been driven by excess demand. The Federal Reserve hopes that raising rates and cooling off the economy, destroys some of that demand so that inflation returns to its target range.

While a headline growth rate of 2.5% for 2022 may appear to be a cooler economy, it’s a very different 2.5% growth than we saw in 2015 and 2017. In those years, inflation averaged around 2%, so nominal growth was about 4.5%. Today, nominal growth is nearly 10%, which is driving inflation, and so it’s likely that the Federal Reserve will hike interest rates through the remainder of the year.

As of the end of the quarter, the duration of the Fund declined to 6.08 years, and is now 0.40 years short of the Index. A slightly shorter duration protects the Fund against rising interest rates. Our duration position is short across all asset classes, with the most significant deviation in Treasury bonds. We also trimmed positions in high-yield bonds, as the asset class’s outperformance in the first five months of the year became stretched. High-yield companies have demonstrated excellent balance sheet discipline over the last year and, relative to the past, are very healthy financially. However, in an environment where the Federal Reserve is determined to destroy demand, high-yield bonds should see deeper losses than investment grade peers. These companies tend to have narrower product lines and customer bases, making it more difficult to navigate a challenging economy.

Despite shortening the Fund’s duration and reducing its exposure to high yield bonds, the Fund’s yield-to-worst* is 4.24%, well ahead of the Index’s 3.73%. We maintained a healthy advantage in yield over the Index by focusing on attractive asset classes, like preferred stock, and by purchasing bargains, like GSEs.

Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha Palm

Lead Portfolio Manager

Minh Bui

Portfolio Manager

*The Yield to Worst (“YTW”) is the lowest potential bond yield received without the issuer defaulting, it assumes the worst-case scenario, or earliest redemption possible under terms of the bond.

Semiannual Report • 2022

Responsible Investing Notes

We live in interesting times. Times marked by profound and historic environmental, societal and technological change, against a backdrop of stark political polarization, persistent inequality and an increase in devastating weather events around the world. Many people, seeking agency and influence over the direction, pace, and scale of this change, are using their investment dollars to build wealth responsibly in pursuit of a more sustainable future. In April 2022, I joined Parnassus as head of ESG stewardship to help our clients do exactly that-drive long-term value toward a better world. This past quarter, my first in the role, marked several important milestones in the furtherance of Parnassus’ decades-long responsible investment mission.

Importantly, we published Parnassus’s principles to share with clients and companies the principles that guide our investment strategy. The document outlines our expectations for companies on human, worker and community rights; diversity, equity and inclusion in the workforce; product safety and equity; climate change and a just transition; environmental stewardship; and ethical and transparent operations. Alongside our principles, we published Parnassus’s ESG Investment Policy, which shares how we incorporate ESG into our investment and stewardship decision-making.

Also, Parnassus’s first shareholder resolution went to a vote at Republic Services (RSG) in June. The proposal asked RSG to conduct an environmental justice audit and report on the outcomes and its plans to rectify any existing or past disparate impacts. This proposal received support from 58% of independent votes cast (excluding votes from affiliated or insider shareholders), or 36% of shareholder votes cast overall. These results indicate a shared concern among RSG investors around the potential impacts that unaddressed environmental injustice may have on stakeholders and shareholders alike. We plan to continue and expand this important and impactful work on environmental justice in the coming years.

We also concluded climate risk engagements with eight companies and, in particular, would like to congratulate PPG Industries (PPG), Old Dominion Freight Line (ODFL), and Xylem, Inc. (XYL) for the important improvements they made in their climate disclosure. PPG committed to set science-based targets; ODFL published its inaugural ESG report, which includes scopes 1, 2, and 3 emissions for the first time; and XYL published its inaugural TCFD report, its 2021 Sustainability Report and a refreshed Climate Action Plan.

In addition, Parnassus submitted a public comment letter to the SEC calling for improved public company climate change disclosures in response to the Commission’s request for feedback on a proposed rule. We believe that issuer transparency around greenhouse gas emissions and climate change-related risks and opportunities would improve Parnassus’s investment, engagement, and proxy voting decision quality and promote more efficient use of investor and company resources.

Finally, our strengthened proxy voting policy pressed for improvements in executive compensation, board composition and ESG performance on more than 1,400 ballot items at more than 100 companies in our portfolios. We used our voting power to express our views that companies best create value when they consider stakeholder impacts alongside financial metrics in business planning and strategic decision making. For more information on ESG stewardship and outcomes from the 2022 proxy season, please look for our ESG Stewardship Report, set for publication in Q3 2022.

I look forward to meeting many of you in the coming months and continuing to drive change and build value together.

Sincerely,

Marian Macindoe

Head of ESG Stewardship

Semiannual Report • 2022

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of January 1, 2022 through June 30, 2022.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Account Value January 1, 2022	Ending Account Value June 30, 2022	Expenses Paid During Period
Parnassus Core Equity Fund – Investor Shares: Actual*	0.82%	$1,000.00	$ 798.00	$3.66
Hypothetical (5% before expenses)	0.82%	$1,000.00	$1,020.73	$4.11
Parnassus Core Equity Fund – Institutional Shares: Actual*	0.61%	$1,000.00	$ 798.90	$2.72
Hypothetical (5% before expenses)	0.61%	$1,000.00	$1,021.77	$3.06
Parnassus Mid Cap Fund – Investor Shares: Actual*	0.96%	$1,000.00	$ 786.50	$4.25
Hypothetical (5% before expenses)	0.96%	$1,000.00	$1,020.03	$4.81
Parnassus Mid Cap Fund – Institutional Shares: Actual*	0.75%	$1,000.00	$ 787.20	$3.32
Hypothetical (5% before expenses)	0.75%	$1,000.00	$1,021.08	$3.76
Parnassus Endeavor Fund – Investor Shares: Actual*	0.88%	$1,000.00	$ 819.90	$3.97
Hypothetical (5% before expenses)	0.88%	$1,000.00	$1,020.43	$4.41
Parnassus Endeavor Fund – Institutional Shares: Actual*	0.65%	$1,000.00	$ 820.90	$2.93
Hypothetical (5% before expenses)	0.65%	$1,000.00	$1,021.57	$3.26
Parnassus Mid Cap Growth Fund – Investor Shares: Actual*	0.80%	$1,000.00	$ 658.50	$3.29
Hypothetical (5% before expenses)	0.80%	$1,000.00	$1,020.83	$4.01
Parnassus Mid Cap Growth Fund – Institutional Shares: Actual*	0.68%	$1,000.00	$ 658.90	$2.80
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.42	$3.41
Parnassus Fixed Income Fund – Investor Shares: Actual*	0.68%	$1,000.00	$ 875.30	$3.16
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.42	$3.41
Parnassus Fixed Income Fund – Institutional Shares: Actual*	0.45%	$1,000.00	$ 876.90	$2.09
Hypothetical (5% before expenses)	0.45%	$1,000.00	$1,022.56	$2.26

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended June 30, 2022. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (181); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the financial highlights.

Semiannual Report • 2022

Parnassus Core Equity Fund

Portfolio of Investments as of June 30, 2022 (unaudited)

Equities	Shares	Market Value ($)

Biotechnology (2.0%)
Gilead Sciences Inc.	7,999,157	494,427,894

Capital Markets (11.4%)
CME Group Inc., Class A	5,062,381	1,036,269,391
Intercontinental Exchange Inc.	3,898,412	366,606,664
S&P Global Inc.	2,542,234	856,885,392
The Charles Schwab Corp.	9,497,745	600,067,529

		2,859,828,976

Chemicals (4.5%)
Linde plc	2,474,530	711,501,611
The Sherwin Williams Co.	1,862,242	416,974,606

		1,128,476,217

Commercial Services & Supplies (2.4%)
Waste Management Inc.	3,971,331	607,534,216

Containers & Packaging (2.1%)
Ball Corp.	7,665,093	527,128,446

Diversified Telecommunication Services (2.2%)
Verizon Communications Inc.	10,629,589	539,451,642

Equity Real Estate Investment Trusts (3.7%)
Alexandria Real Estate Equities Inc.	2,100,486	304,633,485
American Tower Corp.	2,445,771	625,114,610

		929,748,095

Food & Staples Retailing (2.0%)
Costco Wholesale Corp.	1,062,873	509,413,771

Food Products (2.3%)
Mondelez International Inc., Class A	9,368,546	581,693,021

Health Care Equipment & Supplies (6.0%)
Becton, Dickinson and Co.	4,131,668	1,018,580,112
Boston Scientific Corp. [q]	12,896,232	480,642,567

		1,499,222,679

Household Products (2.9%)
The Procter & Gamble Co.	5,039,444	724,621,653

Insurance (2.1%)
Marsh & McLennan Co., Inc.	3,361,199	521,826,145

Interactive Media & Services (5.8%)
Alphabet Inc., Class A [q]	671,944	1,464,340,681

Equities	Shares	Market Value ($)

IT Services (7.9%)
Fiserv Inc. [q]	12,672,877	1,127,505,867
Mastercard Inc., Class A	2,735,121	862,875,973

		1,990,381,840

Life Sciences Tools & Services (5.6%)
Danaher Corp.	3,800,882	963,599,605
Thermo Fisher Scientific Inc.	792,766	430,693,912

		1,394,293,517

Machinery (3.3%)
Deere & Co.	2,792,238	836,191,514

Media (3.3%)
Comcast Corp., Class A	21,336,057	837,226,877

Professional Services (3.8%)
CoStar Group Inc. [q]	4,756,075	287,314,491
Verisk Analytics Inc.	3,832,206	663,316,537

		950,631,028

Road & Rail (4.1%)
Canadian Pacific Railway Ltd.	11,182,599	780,992,714
Union Pacific Corp.	1,113,083	237,398,342

		1,018,391,056

Semiconductors & Semiconductor Equipment (3.9%)
Applied Materials Inc.	2,352,151	213,998,698
Micron Technology Inc.	5,166,815	285,621,533
NVIDIA Corp.	1,527,207	231,509,309
Texas Instruments Inc.	1,641,888	252,276,091

		983,405,631

Software (9.2%)
Adobe Inc. [q]	1,643,676	601,684,037
Microsoft Corp.	6,672,446	1,713,684,306

		2,315,368,343

Specialty Retail (1.8%)
The Home Depot Inc.	1,612,420	442,238,433

Technology Hardware, Storage & Peripherals (2.9%)
Apple Inc.	5,327,965	728,439,375

Textiles, Apparel & Luxury Goods (0.9%)
Nike Inc., Class B	2,250,000	229,950,000

Wireless Telecommunication Services (2.8%)
T-Mobile US Inc. [q]	5,131,491	690,390,799

Total investment in equities (98.9%)
(cost $22,388,995,152)		24,804,621,849

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Core Equity Fund

Portfolio of Investments as of June 30, 2022 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Citizens Trust Bank	0.05%	01/14/2023	250,000	244,387
Community Vision Capital & Consulting	0.50%	01/31/2023	250,000	241,205
Self-Help Federal Credit Union	0.40%	10/16/2022	250,000	247,068
Self-Help Federal Credit Union	0.40%	02/17/2023	1,000,000	974,685

				1,707,345

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/17/2022 Participating depository institutions: Chambers Bank, par 238,500; Decatur County Bank, par 238,500; First Commerce Bank, par 46,000; First State Bank of Forsyth, par 24,529; Legacy Bank & Trust Company, par 238,500; Prime Alliance Bank, par 238,500; Texas National Bank of Jacksonville, par 238,500; The Tri-County Bank, par 38,740; United Bank, par 238,500; Waumandee State Bank, par 238,500; West Alabama Bank & Trust, par 221,231; (cost $1,943,296)	0.73%	03/16/2023	2,000,000	1,943,296

Community Development Loans (0.0%) a
BlueHub Loan Fund Inc.	1.00%	04/15/2023	100,000	95,266
BlueHub Loan Fund Inc.	1.00%	04/15/2023	900,000	857,392
New Hampshire Community Loan Fund Inc.	1.00%	07/31/2022	500,000	497,535
Root Capital Inc.	1.00%	02/01/2023	200,000	192,932
Vermont Community Loan Fund Inc.	0.75%	04/15/2023	100,000	95,266

				1,738,391

Time Deposits (1.1%)
ANZ, London	0.91%	07/01/2022	383,289	383,289
JPMorgan Chase, New York	0.91%	07/01/2022	77,088,053	77,088,053
Sumitomo, Tokyo	0.91%	07/01/2022	200,000,000	200,000,000

				277,471,342

Total short-term securities (1.1%) (cost $282,860,374)				282,860,374

Total securities (100.0%) (cost $22,671,855,526)				25,087,482,223

Other assets and liabilities (0.0%)				(905,487)

Total net assets (100.0%)				25,086,576,736

q This security is non-income producing. a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities has been classified as level 3.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Mid Cap Fund

Portfolio of Investments as of June 30, 2022 (unaudited)

Equities	Shares	Market Value ($)

Air Freight & Logistics (3.6%)
C.H. Robinson Worldwide Inc.	2,365,183	239,758,601

Banks (5.8%)
First Horizon Corp.	3,059,003	66,869,806
First Republic Bank, Class A	1,018,191	146,823,142
Signature Bank	933,895	167,363,323

		381,056,271

Biotechnology (2.0%)
BioMarin Pharmaceutical Inc. [q]	1,579,295	130,876,177

Capital Markets (4.2%)
Cboe Global Markets Inc.	2,477,331	280,409,096

Chemicals (2.2%)
PPG Industries Inc.	1,296,499	148,241,696

Commercial Services & Supplies (3.1%)
Republic Services Inc.	1,574,321	206,031,389

Containers & Packaging (2.9%)
Ball Corp.	2,747,318	188,933,059

Electric Utilities (2.9%)
IDACORP Inc.	1,800,345	190,692,542

Electronic Equipment, Instruments (1.9%)
Trimble Inc. [q]	2,170,005	126,359,391

Equity Real Estate Investment Trusts (8.6%)
Alexandria Real Estate Equities Inc.	1,240,521	179,912,761
Americold Realty Trust Inc.	5,467,059	164,230,452
SBA Communications Corp., Class A	701,157	224,405,298

		568,548,511

Food & Staples Retailing (7.1%)
Grocery Outlet Holding Corp. q Ω	4,808,694	204,994,625
Sysco Corp.	3,153,400	267,124,514

		472,119,139

Health Care Equipment & Supplies (3.9%)
Hologic Inc. [q]	3,752,933	260,078,257

Household Durables (2.0%)
D.R. Horton Inc.	1,957,979	129,598,630

IT Services (6.3%)
Broadridge Financial Solutions Inc.	1,319,138	188,043,122
Jack Henry & Associates Inc.	1,281,322	230,663,586

		418,706,708

Equities	Shares	Market Value ($)

Life Sciences Tools & Services (4.7%)
Agilent Technologies Inc.	1,234,908	146,670,023
IQVIA Holdings Inc. [q]	760,169	164,949,071

		311,619,094

Machinery (7.9%)
CNH Industrial NV	12,684,751	147,016,264
Otis Worldwide Corp.	2,861,004	202,187,153
Pentair plc	2,061,463	94,353,161
Stanley Black & Decker Inc.	765,165	80,235,202

		523,791,780

Media (2.4%)
Cable One Inc.	122,122	157,454,337

Professional Services (5.3%)
CoStar Group Inc. [q]	2,312,772	139,714,557
Verisk Analytics Inc.	1,224,733	211,989,035

		351,703,592

Semiconductors & Semiconductor Equipment (1.0%)
KLA Corp.	207,289	66,141,774

Software (8.5%)
Ansys Inc. [q]	358,868	85,873,524
Autodesk Inc. [q]	565,307	97,210,192
Avalara Inc. [q]	1,696,739	119,789,773
Guidewire Software Inc. [q]	1,347,408	95,652,494
Roper Technologies Inc.	164,033	64,735,623
Synopsys Inc. [q]	320,684	97,391,731

		560,653,337

Specialty Retail (4.5%)
Burlington Stores Inc. [q]	1,003,142	136,658,035
O’Reilly Automotive Inc. [q]	252,274	159,376,622

		296,034,657

Technology Hardware, Storage & Peripherals (1.6%)
Western Digital Corp. [q]	2,339,622	104,885,254

Textiles, Apparel & Luxury Goods (2.9%)
Levi Strauss & Co., Class A	5,842,954	95,357,009
VF Corp.	2,128,768	94,027,683

		189,384,692

Transportation Infrastructure (3.5%)
Avantor Inc. [q]	7,485,841	232,809,655

Total investment in equities (98.8%) (cost $6,674,013,127)		6,535,887,639

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Mid Cap Fund

Portfolio of Investments as of June 30, 2022 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Beneficial State Bank	0.30%	03/27/2023	250,000	242,630
Beneficial State Bank	0.30%	04/25/2023	250,000	241,836
Citizens Trust Bank	0.05%	01/14/2023	250,000	244,388
Self-Help Federal Credit Union	0.40%	02/17/2023	250,000	243,671

				972,525

Community Development Loans (0.0%) a
BlueHub Loan Fund Inc.	1.00%	04/15/2023	300,000	285,797

Time Deposits (1.1%)
JPMorgan Chase, New York	0.91%	07/01/2022	74,377,026	74,377,026

Total short-term securities (1.1%) (cost $75,635,348)				75,635,348

Total securities (99.9%) (cost $6,749,648,475)				6,611,522,987

Other assets and liabilities (0.1%)				9,328,278

Total net assets (100.0%)				6,620,851,265

q This security is non-income producing.

Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.

a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Endeavor Fund

Portfolio of Investments as of June 30, 2022 (unaudited)

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.6%)
FedEx Corp.	514,788	116,707,587

Banks (2.1%)
Bank of America Corp.	3,000,000	93,390,000

Beverages (3.4%)
PepsiCo Inc.	915,459	152,570,397

Biotechnology (10.2%)
Biogen Inc. [q]	452,053	92,191,689
BioMarin Pharmaceutical Inc. [q]	1,059,846	87,829,438
Gilead Sciences Inc.	1,949,610	120,505,394
Moderna Inc. [q]	599,840	85,687,144
Vertex Pharmaceuticals Inc. [q]	261,967	73,819,681

		460,033,346

Capital Markets (8.0%)
S&P Global Inc.	331,514	111,740,109
The Bank of New York Mellon Corp.	2,444,145	101,945,288
The Charles Schwab Corp.	2,360,908	149,162,167

		362,847,564

Communications Equipment (2.8%)
Cisco Systems Inc.	3,000,000	127,920,000

Consumer Finance (5.3%)
American Express Co. [l]	642,639	89,082,618
Capital One Financial Corp.	700,000	72,933,000
Discover Financial Services	800,869	75,746,190

		237,761,808

Diversified Telecommunication Services (4.0%)
Verizon Communications Inc.	3,521,415	178,711,811

Equity Real Estate Investment Trusts (1.9%)
Simon Property Group Inc.	913,815	86,739,320

Food & Staples Retailing (3.7%)
Sysco Corp.	1,975,976	167,384,927

Health Care Equipment & Supplies (2.3%)
Becton, Dickinson and Co.	419,352	103,382,849

Household Durables (1.8%)
D.R. Horton Inc.	1,248,104	82,612,004

Insurance (2.8%)
The Progressive Corp.	1,105,217	128,503,580

Interactive Media & Services (1.9%)
Alphabet Inc., Class A [q]	40,000	87,170,400

Equities	Shares	Market Value ($)

IT Services (9.8%)
Accenture plc, Class A	231,254	64,207,673
Amdocs Ltd.	844,191	70,329,552
Global Payments Inc.	1,128,745	124,884,347
Mastercard Inc., Class A	300,000	94,644,000
Paychex Inc.	777,861	88,575,032

		442,640,604

Life Sciences Tools & Services (2.6%)
Agilent Technologies Inc.	1,000,000	118,770,000

Machinery (5.1%)
Cummins Inc.	455,464	88,145,948
Deere & Co.	287,730	86,166,503
Stanley Black & Decker Inc.	535,107	56,111,320

		230,423,771

Media (2.0%)
Comcast Corp., Class A	2,256,901	88,560,795

Pharmaceuticals (7.0%)
Merck & Co. Inc.	2,306,548	210,287,981
Novartis AG (ADR)	1,242,128	104,997,080

		315,285,061

Road & Rail (2.1%)
Union Pacific Corp.	436,475	93,091,388

Semiconductors & Semiconductor Equipment (4.6%)
Applied Materials Inc.	244,608	22,254,436
Intel Corp.	2,803,269	104,870,293
Micron Technology Inc.	1,450,399	80,178,057

		207,302,786

Software (2.1%)
Microsoft Corp.	369,967	95,018,625

Specialty Retail (2.1%)
The Gap Inc. [l]	5,067,768	41,758,408
Ross Stores Inc.	774,665	54,404,723

		96,163,131

Technology Hardware, Storage & Peripherals (3.5%)
Apple Inc.	468,300	64,025,976
Western Digital Corp. [q]	2,100,000	94,143,000

		158,168,976

Textiles, Apparel & Luxury Goods (3.1%)
Hanesbrands Inc.	7,512,685	77,305,529
VF Corp.	1,382,333	61,057,649

		138,363,178

Trading Companies & Distributors (1.7%)
W.W. Grainger Inc.	171,312	77,849,312

Total investment in equities (98.5%) (cost $4,228,865,650)		4,447,373,220

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Endeavor Fund

Portfolio of Investments as of June 30, 2022 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Citizens Trust Bank	0.05%	10/06/2022	250,000	247,335
Community Vision Capital & Consulting	0.50%	03/31/2023	250,000	238,781
Self-Help Federal Credit Union	0.40%	02/25/2023	250,000	243,452

				729,568

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/17/2022 Participating depository institutions: Chambers Bank, par 23,000; Legacy Bank & Trust Company, par 238,500; Prime Alliance Bank, par 238,500; (cost $485,681)	0.73%	03/16/2023	500,000	485,681

Community Development Loans (0.0%) a
Root Capital Inc.	1.00%	02/01/2023	100,000	96,466

Time Deposits (1.4%)
Royal Bank of Canada, Toronto	0.91%	07/01/2022	62,089,552	62,089,552

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.0%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	1.04%			596,196

Total short-term securities (1.4%) (cost $63,997,463)				63,997,463

Total securities (99.9%) (cost $4,292,863,113)				4,511,370,683

Payable upon return of securities loaned (0.0%)				(596,196)

Other assets and liabilities (0.1%)				2,599,715

Total net assets (100.0%)				4,513,374,202

q  This security is non-income producing.

l This security, or partial position of this security, was on loan at June 30 2022. The total value of the securities on loan at June 30, 2022 was $584,257.

a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of June 30, 2022 (unaudited)

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.0%)
C.H. Robinson Worldwide Inc.	134,690	13,653,525

Banks (2.8%)
Signature Bank	74,090	13,277,669
Silvergate Capital Corp., Class A [q]	111,554	5,971,486

		19,249,155

Biotechnology (4.2%)
Alnylam Pharmaceuticals Inc. [q]	58,038	8,464,842
BioMarin Pharmaceutical Inc. [q]	142,279	11,790,661
Seagen Inc. [q]	51,291	9,075,430

		29,330,933

Capital Markets (6.1%)
MarketAxess Holdings Inc.	102,405	26,216,704
Morningstar Inc.	66,909	16,180,603

		42,397,307

Chemical (2.2%)
Nutrien Ltd.	188,197	14,997,419

Commercial Services & Supplies (2.4%)
Cintas Corp.	45,880	17,137,556

Distributors (4.5%)
Pool Corp.	89,405	31,401,718

Health Care Equipment & Supplies (3.8%)
Align Technology Inc. [q]	21,279	5,036,101
IDEXX Laboratories Inc. [q]	62,395	21,883,798

		26,919,899

Health Care Technology (5.1%)
Veeva Systems Inc., Class A q	180,297	35,706,018

Hotels Restaurants & Leisure (1.7%)
Hilton Worldwide Holdings Inc. [q]	108,531	12,094,695

Insurance (3.0%)
The Progressive Corp.	181,525	21,105,912

Interactive Media & Services (2.9%)
Angi Inc., Class A q	2,293,740	10,505,329
Match Group Inc. [q]	146,238	10,191,326

		20,696,655

Internet & Catalog Retail (1.1%)
MercadoLibre Inc. [q]	12,557	7,997,177

IT Services (5.2%)
Block Inc., Class A q	266,947	16,406,563
Broadridge Financial Solutions Inc.	141,281	20,139,607

		36,546,170

Equities	Shares	Market Value ($)

Life Sciences Tools & Services (6.1%)
Agilent Technologies Inc.	248,068	29,463,036
Illumina Inc. [q]	73,104	13,477,453

		42,940,489

Professional Services (10.9%)
CoStar Group Inc. [q]	387,000	23,378,670
Thomson Reuters Corp.	217,191	22,633,474
Verisk Analytics Inc.	175,308	30,344,062

		76,356,206

Road & Rail (2.4%)
Old Dominion Freight Line Inc.	66,810	17,122,067

Semiconductors & Semiconductor Equipment (6.1%)
KLA Corp.	58,790	18,758,713
Monolithic Power Systems Inc.	50,262	19,302,618
Teradyne Inc.	49,728	4,453,142

		42,514,473

Software (21.6%)
Ansys Inc. [q]	113,855	27,244,363
Avalara Inc. [q]	240,851	17,004,081
Cadence Design Systems Inc. [q]	106,149	15,925,535
Five9 Inc. [q]	86,858	7,916,238
Fortinet Inc. [q]	540,640	30,589,411
Splunk Inc. [q]	272,346	24,091,727
Synopsys Inc. [q]	54,882	16,667,663
The Trade Desk Inc., Class A [q]	285,430	11,956,663

		151,395,681

Specialty Retail (2.6%)
O’Reilly Automotive Inc. [q]	28,620	18,080,971

Textiles, Apparel & Luxury Goods (2.1%)
Lululemon Athletica Inc. [q]	54,564	14,874,692

Total investment in equities (98.8%)
(cost $654,756,619)		692,518,718

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of June 30, 2022 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.1%) a
Beneficial State Bank	0.30%	01/15/2023	250,000	244,375
Citizens Trust Bank	0.05%	01/14/2023	200,000	195,510

				439,885

Certificates of Deposit Account Registry Service (0.1%) a
CDARS agreement with Beneficial State Bank, dated 03/17/2022 Participating depository institutions: Chambers Bank, par 23,000; Legacy Bank & Trust Company, par 238,500; Prime Alliance Bank, par 238,500; (cost $485,824)	0.73%	03/16/2023	500,000	485,824

Community Development Loans (0.0%) a
BlueHub Loan Fund Inc.	1.00%	04/15/2023	100,000	95,265
BlueHub Loan Fund Inc.	1.00%	04/15/2023	100,000	95,266
Root Capital Inc.	1.00%	02/01/2023	100,000	96,466
Vermont Community Loan Fund Inc.	0.50%	10/15/2022	100,000	98,257

				385,254

Time Deposits (1.1%)
BBVA, Madrid	0.91%	07/01/2022	7,674,413	7,674,413

Total short-term securities (1.3%)
(cost $8,985,376)				8,985,376

Total securities (100.1%)
(cost $663,741,995)				701,504,094

Other assets and liabilities (-0.1%)				(454,906)

Total net assets (100.0%)				701,049,188

q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2022 (unaudited)

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)

Banks (2.5%)
Bank of America	5.00%	09/17/2024	223,739	4,763,403
First Republic Bank	4.50%	12/31/2026	250,000	4,625,000

				9,388,403

Capital Markets (1.7%)
Morgan Stanley [l]	4.25%	01/15/2027	240,000	4,334,400
The Charles Schwab Corp.	4.45%	06/01/2026	107,835	2,204,148

				6,538,548

Consumer Finance (0.4%)
Capital One Financial Corp.	5.00%	12/01/2024	50,000	1,012,500
Capital One Financial Corp.	4.63%	12/01/2025	22,285	418,512

				1,431,012

Equity Real Estate Investment Trusts (1.9%)
Digital Realty Trust Inc.	5.20%	10/10/2024	114,608	2,726,525
Public Storage	3.88%	10/06/2025	40,000	725,200
Public Storage	4.00%	06/16/2026	140,549	2,567,830
Public Storage	4.10%	01/13/2027	70,000	1,342,600

				7,362,155

Total investment in preferred stocks (6.5%) (cost $30,606,114)				24,720,118

Convertible Bonds			Principal Amount ($)

Electrical Equipment (0.5%)
Sunrun Inc.	0.00%	02/01/2026	2,800,000	2,016,000

Total investment in convertible bonds (0.5%) (cost $2,254,464)				2,016,000

Corporate Bonds

Air Freight & Logistics (0.9%)
FedEx Corp.	4.25%	05/15/2030	1,750,000	1,702,754
FedEx Corp.	4.75%	11/15/2045	1,750,000	1,612,518

				3,315,272

Airlines (2.4%)
Alaska Airlines 2020-1, Class B	8.00%	08/15/2025	4,691,986	4,833,304
Southwest Airlines 07-1 Trust	6.15%	08/01/2022	147,523	147,670
Southwest Airlines Co.	5.13%	06/15/2027	4,000,000	4,047,704

				9,028,678

Auto Components (1.3%)
APTIV plc	2.40%	02/18/2025	3,000,000	2,867,396
APTIV plc	5.40%	03/15/2049	2,500,000	2,280,622

				5,148,018

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2022 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Biotechnology (0.6%)
Gilead Sciences Inc.	4.80%	04/01/2044	2,500,000	2,430,720

Building Products (1.4%)
Masco Corp.	3.50%	11/15/2027	3,000,000	2,858,154
Masco Corp.	4.50%	05/15/2047	3,000,000	2,566,189

				5,424,343

Capital Markets (1.2%)
Morgan Stanley	2.51%	10/20/2032	2,000,000	1,656,902
The Charles Schwab Corp.	3.75%	04/01/2024	3,000,000	3,010,352

				4,667,254

Chemicals (0.5%)
Linde Inc.	2.65%	02/05/2025	2,000,000	1,964,484

Commercial Services & Supplies (1.3%)
Waste Management Inc.	3.15%	11/15/2027	3,500,000	3,360,791
Waste Management Inc.	1.50%	03/15/2031	2,000,000	1,595,672

				4,956,463

Consumer Finance (2.0%)
Capital One Financial Corp.	2.62%	11/02/2032	4,000,000	3,223,734
Discover Financial Services	4.50%	01/30/2026	3,500,000	3,452,625
Discover Financial Services	4.10%	02/09/2027	1,000,000	960,360

				7,636,719

Containers & Packaging (1.5%)
Ball Corp.	4.88%	03/15/2026	6,000,000	5,902,500

Diversified Telecommunication Services (0.5%)
Verizon Communications Inc.	4.02%	12/03/2029	2,000,000	1,941,349

Electronic Equipment Instruments (1.3%)
Trimble Inc.	4.90%	06/15/2028	5,000,000	4,881,885

Equity Real Estate Investment Trusts (5.3%)
Alexandria Real Estate Equities Inc.	2.00%	05/18/2032	3,750,000	2,959,660
Alexandria Real Estate Equities Inc.	4.85%	04/15/2049	1,750,000	1,631,440
American Tower Corp.	2.40%	03/15/2025	3,000,000	2,837,531
American Tower Corp.	2.95%	01/15/2051	2,250,000	1,534,116
Digital Realty Trust Inc.	3.70%	08/15/2027	2,000,000	1,908,024
Digital Realty Trust Inc.	3.60%	07/01/2029	1,000,000	905,670
Regency Centers LP	3.75%	06/15/2024	2,000,000	1,988,985
Regency Centers LP	1.00%	02/01/2047	1,647,000	1,452,775
SBA Communications Corp.	3.88%	02/15/2027	5,500,000	5,011,875

				20,230,076

Food Products (1.7%)
McCormick & Co. Inc.	2.50%	04/15/2030	6,000,000	5,138,757
Mondelez International Inc.	1.50%	02/04/2031	2,000,000	1,572,184

				6,710,941

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2022 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Health Care Equipment & Supplies (1.0%)
Becton, Dickinson and Co.	3.36%	06/06/2024	2,000,000	1,980,967
Becton, Dickinson and Co.	4.69%	12/15/2044	1,500,000	1,392,657
Boston Scientific Corp.	4.70%	03/01/2049	495,000	475,701

				3,849,325

Hotels Restaurants & Leisure (2.1%)
Hilton Domestic Operating Company Inc.	3.75%	05/01/2029	3,684,000	3,121,609
Starbucks Corp.	2.45%	06/15/2026	3,500,000	3,304,782
Starbucks Corp.	3.75%	12/01/2047	2,000,000	1,630,838

				8,057,229

Household Products (0.4%)
The Clorox Co.	1.80%	05/15/2030	2,050,000	1,680,731

Insurance (1.0%)
Marsh & McLennan Co. Inc.	3.50%	03/10/2025	3,730,000	3,684,749

Interactive Media & Services (1.0%)
Alphabet Inc.	1.90%	08/15/2040	1,250,000	900,952
Alphabet Inc.	3.38%	02/25/2024	3,000,000	3,018,915

				3,919,867

Internet & Catalog Retail (0.8%)
Booking Holdings Inc.	4.63%	04/13/2030	3,000,000	2,985,044

IT Services (1.2%)
Fiserv Inc.	3.85%	06/01/2025	2,500,000	2,473,147
Fiserv Inc.	4.40%	07/01/2049	2,500,000	2,161,719

				4,634,866

Life Sciences Tools & Services (2.2%)
Agilent Technologies Inc.	2.75%	09/15/2029	5,250,000	4,593,226
Agilent Technologies Inc.	2.10%	06/04/2030	1,000,000	816,693
Danaher Corp.	3.35%	09/15/2025	2,000,000	1,977,902
Danaher Corp.	2.60%	10/01/2050	1,250,000	886,686

				8,274,507

Machinery (4.2%)
CNH Industrial Capital LLC	1.45%	07/15/2026	4,500,000	3,979,209
Cummins Inc.	4.88%	10/01/2043	2,500,000	2,511,751
Pentair Finance SA	4.50%	07/01/2029	5,000,000	4,841,863
Xylem Inc.	2.25%	01/30/2031	5,500,000	4,594,712

				15,927,535

Media (1.3%)
Comcast Corp.	4.25%	10/15/2030	5,000,000	4,941,732

Pharmaceuticals (1.0%)
Merck & Co. Inc.	3.40%	03/07/2029	4,000,000	3,871,794

Road & Rail (1.4%)
Kansas City Southern	2.88%	11/15/2029	4,000,000	3,573,867
Kansas City Southern	4.70%	05/01/2048	2,000,000	1,893,977

				5,467,844

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2022 (unaudited) (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Semiconductors & Semiconductor Equipment (2.3%)
Micron Technology Inc.	2.70%	04/15/2032	5,000,000	3,998,333
Qorvo Inc.	1.75%	12/15/2024	2,500,000	2,335,300
Qorvo Inc.	3.38%	04/01/2031	3,000,000	2,359,020

				8,692,653

Software (3.8%)
Autodesk Inc.	4.38%	06/15/2025	3,630,000	3,687,121
Autodesk Inc.	2.85%	01/15/2030	2,250,000	1,969,824
Cadence Design Systems Inc.	4.38%	10/15/2024	3,940,000	3,978,027
Roper Technologies Inc.	2.95%	09/15/2029	3,500,000	3,098,308
Roper Technologies Inc.	2.00%	06/30/2030	2,500,000	2,018,246

				14,751,526

Specialty Retail (2.2%)
Lowe’s Companies Inc.	4.50%	04/15/2030	3,000,000	2,971,266
O’Reilly Automotive Inc.	4.20%	04/01/2030	5,500,000	5,322,240

				8,293,506

Textiles, Apparel & Luxury Goods (2.3%)
Hanesbrands Inc.	4.88%	05/15/2026	5,000,000	4,631,300
VF Corp.	2.40%	04/23/2025	2,000,000	1,920,870
VF Corp.	6.00%	10/15/2033	2,000,000	2,113,683

				8,665,853

Transportation Infrastructure (1.0%)
Avantor Funding Inc.	4.63%	07/15/2028	4,000,000	3,666,800

Wireless Telecommunication Services (1.2%)
T-Mobile USA Inc.	2.25%	02/15/2026	5,000,000	4,535,500

Total investment in corporate bonds (52.3%) (cost $228,665,502)				200,139,763

Supranational Bonds
European Bank for Reconstruction & Development	1.50%	02/13/2025	2,000,000	1,921,910
European Investment Bank	1.63%	10/09/2029	2,000,000	1,805,160
European Investment Bank	0.75%	09/23/2030	2,000,000	1,663,435
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	4,004,686
International Bank for Reconstruction & Development	1.63%	11/03/2031	5,000,000	4,386,526
International Finance Corp.	2.00%	10/24/2022	3,000,000	2,996,400
International Finance Corp.	2.13%	04/07/2026	6,000,000	5,784,120

Total investment in supranational bonds (5.9%) (cost $24,138,489)				22,562,237

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2022 (unaudited) (continued)

U.S. Government Agency Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
Fannie Mae	0.88%	12/18/2026	5,000,000	4,503,840
Federal Home Loan Bank	3.05%	12/30/2024	3,000,000	2,980,981
Federal Home Loan Bank	3.33%	06/27/2025	4,000,000	3,970,966
Federal Home Loan Bank	0.50%	07/28/2025	5,000,000	4,611,316
Federal Home Loan Bank	0.68%	02/24/2026	5,075,000	4,634,310
Federal Home Loan Bank	0.96%	03/05/2026	3,000,000	2,766,174
Federal Home Loan Bank	2.75%	06/29/2027	4,000,000	3,989,631
Federal Home Loan Bank	3.00%	06/30/2027	4,000,000	3,978,116
Freddie Mac	0.80%	10/28/2026	4,000,000	3,606,082

Total investment in U.S. government agency bonds (9.2%) (cost $35,182,221)				35,041,416

U.S. Government Treasury Bonds
U.S. Treasury	1.75%	07/15/2022	3,000,000	3,000,617
U.S. Treasury	1.63%	11/15/2022	3,000,000	2,992,500
U.S. Treasury	1.38%	02/15/2023	3,000,000	2,976,211
U.S. Treasury	2.50%	03/31/2023	2,000,000	1,995,547
U.S. Treasury	2.88%	10/31/2023	3,000,000	2,998,477
U.S. Treasury	2.50%	01/31/2024	2,000,000	1,986,328
U.S. Treasury	0.88%	01/31/2024	2,500,000	2,420,801
U.S. Treasury	2.38%	02/29/2024	5,000,000	4,956,250
U.S. Treasury	2.13%	03/31/2024	5,000,000	4,930,078
U.S. Treasury	2.50%	04/30/2024	6,000,000	5,952,656
U.S. Treasury	2.50%	05/31/2024	4,000,000	3,967,188
U.S. Treasury	2.00%	05/31/2024	1,000,000	982,734
U.S. Treasury	1.75%	06/30/2024	2,000,000	1,953,750
U.S. Treasury	1.75%	07/31/2024	3,000,000	2,927,226
U.S. Treasury	1.25%	08/31/2024	2,000,000	1,928,516
U.S. Treasury	2.25%	11/15/2024	3,000,000	2,950,898
U.S. Treasury	1.50%	11/30/2024	2,000,000	1,931,016
U.S. Treasury	2.00%	02/15/2025	3,000,000	2,925,469
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,843,437
U.S. Treasury	2.25%	11/15/2025	3,000,000	2,925,234
U.S. Treasury	0.38%	12/31/2025	2,000,000	1,824,922
U.S. Treasury	2.63%	01/31/2026	2,000,000	1,973,359
U.S. Treasury	1.88%	07/31/2026	4,000,000	3,826,094
U.S. Treasury	2.00%	11/15/2026	3,000,000	2,872,266
U.S. Treasury	3.25%	05/15/2042	2,000,000	1,962,500
U.S. Treasury	2.00%	02/15/2050	4,000,000	3,126,406
U.S. Treasury	1.25%	05/15/2050	4,500,000	2,888,965
U.S. Treasury	1.38%	08/15/2050	2,000,000	1,328,672
U.S. Treasury	1.63%	11/15/2050	2,000,000	1,419,297
U.S. Treasury	1.88%	11/15/2051	6,000,000	4,541,250
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,219,130	1,232,750
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,380,020	1,467,727
U.S. Treasury (TIPS)	0.63%	02/15/2043	2,514,960	2,253,574

Total investment in U.S. government treasury bonds (23.3%) (cost $93,854,355)				89,262,715

Total investment in long-term securities (97.7%) (cost $414,701,145)				373,742,249

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Fixed Income Fund

Portfolio of Investments as of June 30, 2022 (unaudited) (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.1%) a
Beneficial State Bank	0.30%	10/23/2022	250,000	246,791
Citizens Trust Bank	0.05%	10/06/2022	250,000	247,335

				494,126

Time Deposits (1.6%)
BBVA, Madrid	0.91%	07/01/2022	6,185,868	6,185,868

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (1.1%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	1.04%			4,382,160

Total short-term securities (2.8%) (cost $11,062,154)				11,062,154

Total securities (100.5%) (cost $425,763,299)				384,804,403

Payable upon return of securities loaned (-1.1%)				(4,382,160)

Other assets and liabilities (0.6%)				2,144,105

Total net assets (100.0%)				382,566,348

l This security, or partial position of this security, was on loan at June 30, 2022. The total value of the securities on loan at June 30, 2022 was $4,294,988.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

plc Public Limited Company
LP Limited Partnership
TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Statement of Assets and Liabilities

June 30, 2022 (unaudited)

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund

Assets

Investments in stocks and bonds, at market value – Unaffiliated (cost $22,388,995,152, $6,532,295,431, $4,228,865,650, $654,756,619, $414,701,145)	$24,804,621,849	$6,330,893,014

Investments in stocks, at market value – Affiliated

(cost of $0, $141,717,696, $0, $0, $0)	-	204,994,625

Investments in short-term securities

(at cost which approximates market value)	282,860,374	75,635,348

Receivables

Investment securities sold	-	40,797,937

Dividends and interest	16,089,692	7,350,853

Capital shares sold	23,557,708	5,314,616

Other assets	533,947	186,529

Total assets	$25,127,663,570	$6,665,172,922

Liabilities

Payable upon return of loaned securities	-	-

Payable for investment securities purchased	-	33,281,840

Capital shares redeemed	25,224,714	6,230,491

Fees payable to Parnassus Investments	12,032,453	3,932,216

Distributions payable	1,510,757	-

Accounts payable and accrued expenses	2,318,910	877,110

Total liabilities	$41,086,834	$44,321,657

Net assets	$25,086,576,736	$6,620,851,265

Net assets consist of

Capital paid-in	19,474,068,710	5,985,078,369

Total Distributable Earnings	5,612,508,026	635,772,896

Total net assets	$25,086,576,736	$6,620,851,265

Net asset value and offering per share

Net assets investor shares	$11,779,947,483	$2,227,669,062

Net assets institutional shares	$13,306,629,253	$4,393,182,203

Shares outstanding investor shares	233,143,823	62,663,855

Shares outstanding institutional shares	262,789,386	122,940,548

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$50.53	$35.55

Institutional shares	$50.64	$35.73

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund

$4,447,373,220	$692,518,718	$373,742,249

-	-	-

63,997,463	8,985,376	11,062,154

-	-	-

4,971,925	304,418	2,542,321

5,599,049	89,806	239,763

205,562	28,164	25,587

$4,522,147,219	$701,926,482	$387,612,074

596,196	-	4,382,160

-	-	-

5,227,023	113,681	386,858

2,349,218	434,118	119,891

-	-	35,141

600,580	329,495	121,676

$8,773,017	$877,294	$5,045,726

$4,513,374,202	$701,049,188	$382,566,348

4,120,264,369	648,829,832	443,711,286

393,109,833	52,219,356	(61,144,938)

$4,513,374,202	$701,049,188	$382,566,348

$3,042,304,491	$546,417,066	$174,552,574

$1,471,069,711	$154,632,122	$208,013,774

68,677,502	12,891,799	11,705,362

33,126,665	3,638,420	13,943,656

$44.30	$42.38	$14.91

$44.41	$42.50	$14.92

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Statement of Operations

Six Months Ended June 30, 2022 (unaudited)

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund

Investment income

Dividends – Unaffiliated	$154,559,991	$39,645,903

Interest	196,290	130,496

Securities lending	2,061	6,803

Other income	19	-

Foreign withholding tax	(484,742)	-

Total investment income	$154,273,619	$39,783,202

Expenses

Investment advisory fees	80,926,852	26,022,554

Transfer agent fees

Investor shares	73,195	36,334

Institutional shares	31,626	19,333

Fund administration	4,350,918	1,127,360

Service provider fees	14,557,600	2,664,161

Reports to shareholders	499,531	315,900

Registration fees and expenses	497,150	158,331

Custody fees	259,506	69,598

Professional fees	237,369	98,902

Trustee fees and expenses	383,820	101,344

Proxy voting fees	2,091	2,091

Pricing service fees	3,823	3,511

Interest expense	-	-

Other expenses	135,171	49,858

Total expenses	$101,958,652	$30,669,277

Fees waived by Parnassus Investments	(1,521,930)	(367,451)

Net expenses	$100,436,722	$30,301,826

Net investment gain (loss)	$53,836,897	$9,481,376

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from securities transactions – Unaffiliated	2,260,369,843	556,551,473

Net realized gain from securities transactions – Affiliated	–	2,915,193

Net change in unrealized (depreciation) of securities – Unaffiliated	(8,771,574,842)	(2,481,340,373)

Net change in unrealized appreciation of securities – Affiliated	-	75,825,936

Net realized and unrealized (loss) on securities	$(6,511,204,999)	$(1,846,047,771)

Net (decrease) in net assets resulting from operations	$(6,457,368,102)	$(1,836,566,395)

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund

$51,233,019	$1,704,574	$600,339

82,672	12,412	5,342,812

4,854	4,854	12,720

12	-	1,939

(619,558)	(56,095)	-

$50,700,999	$1,665,745	$5,957,810

16,926,808	2,649,915	985,577

45,914	60,268	30,729

20,422	18,677	17,313

780,611	131,301	64,029

3,477,550	340,667	214,379

146,673	37,129	18,520

189,293	20,688	27,387

51,123	12,460	5,303

78,138	34,218	46,971

63,764	13,338	5,526

2,091	2,091	-

3,511	3,823	4,985

-	25,870	-

33,609	9,955	9,416

$21,819,507	$3,360,400	$1,430,135

(1,188,808)	(17,843)	(255,625)

$20,630,699	$3,342,557	$1,174,510

$30,070,300	$(1,676,812)	$4,783,300

106,469,891	7,929,150	(20,250,160)

–	–	–

(1,147,335,247)	(382,634,056)	(41,548,129)

-	-	-

$(1,040,865,356)	$(374,704,906)	$(61,798,289)

$(1,010,795,056)	$(376,381,718)	$(57,014,989)

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Statement of Changes in Net Assets

June 30, 2022

	Parnassus Core Equity Fund		Parnassus Mid Cap Fund

	Six Months Ended June 30, 2022 (unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (unaudited)	Year Ended December 31, 2021

Investment income from operations

Net investment income (loss)	$53,836,897	$138,167,546	$9,481,376	$4,040,396

Net realized gain (loss) from securities transactions	2,260,369,843	3,440,522,820	559,466,666	835,897,984

Net change in unrealized appreciation (depreciation) of securities	(8,771,574,842)	3,207,209,938	(2,405,514,437)	368,914,589

Increase (decrease) in net assets resulting from operations	$(6,457,368,102)	$6,785,900,304	$(1,836,566,395)	$1,208,852,969

Net Dividends and Distributions

Investor shares	(18,287,001)	(1,124,095,200)	-	(147,893,870)

Institutional shares	(35,920,437)	(1,264,690,424)	-	(256,103,542)

Distributions to shareholders	$(54,207,438)	$(2,388,785,624)	$-	$(403,997,412)

Capital share transactions

Investor shares

Proceeds from sale of shares	1,085,681,554	3,279,423,913	201,011,961	687,749,671

Reinvestment of dividends	18,125,924	1,115,694,721	-	144,188,004

Shares repurchased	(1,645,999,559)	(3,141,097,303)	(478,244,743)	(728,502,618)

Institutional shares

Proceeds from sale of shares	1,961,235,429	5,321,855,986	687,043,480	1,609,227,384

Reinvestment of dividends	33,409,786	1,195,899,155	-	229,884,988

Shares repurchased	(2,129,699,125)	(3,120,811,790)	(626,175,659)	(1,034,241,664)

Increase (decrease) in net assets from capital share transactions	(677,245,991)	4,650,964,682	(216,364,961)	908,305,765

Increase (decrease) in net assets	$(7,188,821,531)	$9,048,079,362	$(2,052,931,356)	$1,713,161,322

Net Assets

Beginning of year	32,275,398,267	23,227,318,905	8,673,782,621	6,960,621,299

End of period	$25,086,576,736	$32,275,398,267	$6,620,851,265	$8,673,782,621

Shares issued and redeemed

Investor shares

Shares sold	18,930,969	54,530,876	5,106,796	15,877,053

Shares issued through dividend reinvestment	337,101	17,781,833	-	3,279,874

Shares repurchased	(29,087,203)	(51,275,316)	(12,261,231)	(16,755,599)

Institutional shares

Shares sold	34,477,609	87,181,440	17,521,311	37,023,585

Shares issued through dividend reinvestment	614,836	19,022,124	-	5,206,556

Shares repurchased	(37,772,471)	(51,344,754)	(16,157,926)	(23,688,462)

Net increase (decrease) in shares outstanding

Investor shares	(9,819,133)	21,037,393	(7,154,435)	2,401,328

Institutional shares	(2,680,026)	54,858,810	1,363,385	18,541,679

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Parnassus Endeavor Fund		Parnassus Mid Cap Growth Fund		Parnassus Fixed Income Fund

Six Months Ended June 30, 2022 (unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (unaudited)	Year Ended December 31, 2021	Six Months Ended June 30, 2022 (unaudited)	Year Ended December 31, 2021

$30,070,300	$58,467,451	$(1,676,812)	$(5,597,762)	$4,783,300	$7,747,952

106,469,891	886,558,141	7,929,150	37,428,313	(20,250,160)	1,883,786

(1,147,335,247)	149,668,136	(382,634,056)	68,858,447	(41,548,129)	(17,414,694)

$(1,010,795,056)	$1,094,693,728	$(376,381,718)	$100,688,998	$(57,014,989)	$(7,782,956)

-	(552,036,842)	-	(38,686,277)	(2,165,932)	(5,605,237)

-	(257,959,199)	-	(10,348,642)	(2,588,181)	(5,579,620)

$-	$(809,996,041)	$-	$(49,034,919)	$(4,754,113)	$(11,184,857)

639,608,216	1,661,157,634	16,680,928	54,745,547	30,430,924	73,706,524

-	540,561,652	-	37,879,356	2,121,864	5,515,260

(673,320,386)	(867,217,743)	(55,892,265)	(112,975,604)	(58,510,047)	(71,565,611)

405,746,973	864,725,875	14,904,139	40,774,936	43,378,319	133,304,722

-	222,339,635	-	9,716,261	2,451,335	5,329,319

(271,274,869)	(546,788,818)	(16,122,979)	(43,015,695)	(39,656,637)	(60,369,485)

100,759,934	1,874,778,235	(40,430,177)	(12,875,199)	(19,784,242)	85,920,729

$(910,035,122)	$2,159,475,922	$(416,811,895)	$38,778,880	$(81,553,344)	$66,952,916

5,423,409,324	3,263,933,402	1,117,861,083	1,079,082,203	464,119,692	397,166,776

$4,513,374,202	$5,423,409,324	$701,049,188	$1,117,861,083	$382,566,348	$464,119,692

12,557,978	28,514,590	323,391	850,740	1,910,894	4,209,187

-	10,130,820	-	570,677	135,343	317,811

(13,639,823)	(15,219,176)	(1,116,554)	(1,736,441)	(3,725,751)	(4,104,512)

8,018,047	14,978,374	281,250	629,735	2,724,502	7,637,163

-	4,154,741	-	146,083	156,443	307,061

(5,474,774)	(9,756,673)	(319,624)	(659,943)	(2,502,041)	(3,465,361)

(1,081,845)	23,426,234	(793,163)	(315,024)	(1,679,514)	422,486

2,543,273	9,376,442	(38,374)	115,875	378,904	4,478,863

The accompanying notes are an integral part of these financial statements.

Semiannual Report • 2022

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of five separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Mid Cap Growth Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund and effective May 1, 2020, the name of the Parnassus Fund changed to the Parnassus Mid Cap Growth Fund.

2. Significant Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The presentation of the financial statements is made using specialized accounting principles applicable to investment companies.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as broker service fees, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

3. Securities Valuations

Methods and Inputs

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive

Semiannual Report • 2022

Notes to Financial Statements (continued)

reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Mortgage-backed and asset-backed securities are valued as determined by the pricing services based on methods which include standard inputs and cashflows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.05% to 1.00% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1 – unadjusted quoted prices in active markets for identical investments, Level 2 – other significant observable inputs (including quoted prices for similar investments) and Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Semiannual Report • 2022

Notes to Financial Statements (continued)

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset in the Portfolio of Investments (securities purchased with cash collateral from securities lending). The related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

At June 30, 2022, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under the agreement:

Parnassus Endeavor Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BMO Capital Markets	361,105	(361,105)	-
BMO Capital Markets	223,152	(223,152)	-
Total	584,257	(584,257)	-

Parnassus Fixed Income Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets Inc.	4,294,988	(4,294,988)	-
Total	4,294,988	(4,294,988)	-

1 Collateral value of $596,196 and $4,382,160 has been received in connection with securities lending agreements for Parnassus Endeavor Fund and Parnassus Fixed Income Fund, respectively. Collateral received in excess of the value of the securities loaned from the individual counterparty is shown for financial reporting purposes in the Funds’ financial statements.

As of June 30, 2022, the contractual maturity date is overnight and continuous for the gross obligation of the equity securities on loan in the Parnassus Endeavor Fund in the amounts of $596,196 and preferred stock securities on loan in the Parnassus Fixed Income Fund of $4,382,160.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Core Equity Fund, Parnassus Endeavor Fund and Parnassus Mid Cap Growth Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”).

Provisions stipulate that participating institutions are FDIC insured; however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place

Semiannual Report • 2022

Notes to Financial Statements (continued)

around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and public health emergencies (such as the spread of infectious disease); and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Funds may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not generally subject to examination by U.S. federal taxing authorities before 2018 or state taxing authorities before 2017.

Semiannual Report • 2022

Notes to Financial Statements (continued)

Tax Matters and Distributions

At June 30, 2022, the cost of investments in securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
Cost of investment	$22,388,995,152	$6,674,013,127	$4,228,865,650	$654,756,619	$414,701,145
Gross unrealized appreciation	$4,060,220,341	$676,931,422	$610,543,762	$121,930,038	$216,490
Gross unrealized depreciation	$(1,644,593,644)	$(815,056,910)	$(392,036,192)	$(84,167,939)	$(41,175,386)
Net unrealized appreciation (depreciation)	$2,415,626,697	$(138,125,488)	$218,507,570	$37,762,099	$(40,958,896)

Net unrealized gain/loss differ for financial statement and income tax purposes primarily due to differing treatments of wash sales and return of capital distributions from REITs. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2021. Additional permanent book to tax adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the utilization of equalization and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of June 30, 2022, that is valued at fair value on a recurring basis:

Parnassus Core Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$3,531,409,999	$-	$-	$3,531,409,999

Consumer Discretionary	672,188,433	-	-	672,188,433

Consumer Staples	1,815,728,445	-	-	1,815,728,445

Financials	3,381,655,121	-	-	3,381,655,121

Health Care	3,387,944,090	-	-	3,387,944,090

Industrials	3,412,747,814	-	-	3,412,747,814

Information Technology	6,017,595,190	-	-	6,017,595,190

Materials	1,655,604,663	-	-	1,655,604,663

Real Estate	929,748,094	-	-	929,748,094

Short-Term Investments	277,471,342	-	5,389,032	282,860,374
Total	$25,082,093,191	$-	$5,389,032	$25,087,482,223

Semiannual Report • 2022

Notes to Financial Statements (continued)

Parnassus Mid Cap Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$157,454,337	$-	$-	$157,454,337

Consumer Discretionary	615,017,979	-	-	615,017,979

Consumer Staples	472,119,139	-	-	472,119,139

Financials	661,465,367	-	-	661,465,367

Health Care	935,383,183	-	-	935,383,183

Industrials	1,321,285,361	-	-	1,321,285,361

Information Technology	1,276,746,465	-	-	1,276,746,465

Materials	337,174,755	-	-	337,174,755

Real Estate	568,548,511	-	-	568,548,511

Utilities	190,692,542	-	-	190,692,542

Short-Term Investments	74,377,026	-	1,258,322	75,635,348
Total	$6,610,264,665	$-	$1,258,322	$6,611,522,987

Parnassus Endeavor Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$354,443,006	$-	$-	$354,443,006

Consumer Discretionary	317,138,312	-	-	317,138,312

Consumer Staples	319,955,324	-	-	319,955,324

Financials	822,502,953	-	-	822,502,953

Health Care	997,471,255	-	-	997,471,255

Industrials	518,072,059	-	-	518,072,059

Information Technology	1,031,050,991	-	-	1,031,050,991

Real Estate	86,739,320	-	-	86,739,320

Short-Term Investments	62,685,748	-	1,311,715	63,997,463
Total	$4,510,058,968	$-	$1,311,715	$4,511,370,683

Parnassus Mid Cap Growth Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$20,696,655	$-	$-	$20,696,655

Consumer Discretionary	84,449,253	-	-	84,449,253

Financials	82,752,374	-	-	82,752,374

Health Care	134,897,340	-	-	134,897,340

Industrials	124,269,354	-	-	124,269,354

Information Technology	230,456,323	-	-	230,456,323

Materials	14,997,419	-	-	14,997,419

Short-Term Investments	7,674,413	-	1,310,963	8,985,376
Total	$700,193,131	$-	$1,310,963	$701,504,094

Semiannual Report • 2022

Notes to Financial Statements (continued)

Parnassus Fixed Income Fund

Investment Securities	Level 1	Level 2	Level 3	Total

Preferred Stocks	$24,720,118	$-	$-	$24,720,118

Convertible Bonds	-	2,016,000	-	2,016,000

Corporate Bonds	-	200,139,763	-	200,139,763

Supranational Bonds	-	22,562,237	-	22,562,237

U.S. Government Agency Bonds	-	35,041,416	-	35,041,416

U.S. Government Treasury Bonds	-	89,262,715	-	89,262,715

Short-Term Investments	10,568,028	-	494,126	11,062,154
Total	$35,288,146	$349,022,131	$494,126	$384,804,403

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of June 30, 2022:

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans	Certificates of Deposit	Certificates of Deposit

Balance as of December 31, 2021	$6,077,882	$1,680,478	$1,431,539	$1,337,963	$484,257

Discounts/premiums amortization	(84,335)	(22,156)	(18,695)	(25,871)	9,869

Purchases	4,800,000	1,300,000	1,100,000	1,250,000	—

Sales	(5,404,515)	(1,700,000)	(1,201,129)	(1,251,129)	—
Balance as of June 30, 2022	$5,389,032	$1,258,322	$1,311,715	$1,310,963	$494,126

Quantitative information about Level 3 fair value measurement:

	Fair Value at June 30, 2022	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Core Equity Fund
Certificates of Deposit	$3,650,641	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$1,738,391	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Fund
Certificates of Deposit	$972,525	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$285,797	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Semiannual Report • 2022

Notes to Financial Statements (continued)

	Fair Value at June 30, 2022	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Endeavor Fund
Certificates of Deposit	$1,215,249	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$96,466	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Growth Fund
Certificates of Deposit	$925,709	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$385,254	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Fixed Income Fund
Certificates of Deposit	$494,126	Liquidity Discount	Discount for Lack of Marketability	4%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the six-month period ended June 30, 2022 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Core Equity Fund	$-	$6,004,587,660	$-	$6,543,797,930
Parnassus Mid Cap Fund	20,864,633	2,170,448,987	31,571,997	2,217,330,963
Parnassus Endeavor Fund	-	769,047,291	-	650,424,886
Parnassus Mid Cap Growth Fund	-	255,939,644	-	292,083,392
Parnassus Fixed Income Fund	-	176,726,256	-	148,660,468

Semiannual Report • 2022

Notes to Financial Statements (continued)

The above includes purchases and sales of U.S. Government securities in the amount of $67,103,373 and $46,598,419, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Endeavor Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. Parnassus Mid Cap Growth Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000.

For the six-month period ended June 30, 2022, Parnassus Investments has contractually agreed to limit total operating expenses to 0.98% of the net assets of the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares, 0.94% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.71% of net assets for the Parnassus Endeavor Fund Institutional Shares, 0.83% of the net assets of the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of the net assets of the Parnassus Mid Cap Growth Fund – Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the six-month period ended June 30, 2022, Parnassus Investments has contractually agreed to limit total operating expenses to 0.84% of net assets of the Parnassus Core Equity Fund – Investor Shares and to 0.62% of net assets for the Parnassus Core Equity Fund – Institutional Shares and 0.68% of net assets for the Parnassus Fixed Income

Fund – Investor Shares and to 0.45% of net assets for the Parnassus Fixed Income Fund – Institutional Shares.

The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets at the following annual rates: 0.08% of the first $500,000,000, 0.07% of the next $500,000,000 and 0.03% of the amount above $1,000,000,000. The fund administration services fee was 0.015% of average net assets under this new agreement for the six-month period ended June 30, 2022.

The Advisor has appointed Brown Brothers Harriman as a sub administrator to the Funds. Brown Brothers Harriman provides day-to-day operational services to each Fund including, but not limited to fund accounting services. The fees payable to Brown

Brothers Harriman for sub administrative services are paid by the Advisor and not the Funds. Custodian fees are paid by the Funds.

The Funds have a shareholder services agreement with Ultimus Financial Solutions under which the Funds compensate Ultimus Financial Solutions for providing transfer agent services to each of the Funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing.

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Additionally, as defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated companies’ outstanding shares or has the power to exercise control over management or policies of such company.

Semiannual Report • 2022

Notes to Financial Statements (continued)

During the six-month period ended June 30, 2022, investments in “affiliated companies” were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain	Net Change in Unrealized Appreciation	Value at End of Period	Number of Shares Held at End of Period	Investment Income

Parnassus Mid Cap Fund

Non-Controlled Affiliates								Dividends

Grocery Outlet Holding Corp.	$ 136,960,860	$ 20,864,633	$ 31,571,997	$ 2,915,193	$ 75,825,936	$ 204,994,625	4,808,694	$-
Total Affiliates	$136,960,860	$20,864,633	$31,571,997	$2,915,193	$75,825,936	$204,994,625	4,808,694	$-

11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

Semiannual Report • 2022

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for the six-month period ended June 30, 2022 and each of the five years ended December 31 are as follows:

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Core Equity Fund – Investor Shares
Six-Month Period Ended June 30, 2022 (unaudited)	$63.41	$0.08	$(12.88)	$(12.80)	$(0.08)	$-	$(0.08)
2021	53.65	0.23	14.46	14.69	(0.53)	(4.40)	(4.93)
2020	47.03	0.33	9.44	9.77	(0.31)	(2.84)	(3.15)
2019	38.99	0.36	11.45	11.81	(0.34)	(3.43)	(3.77)
2018	42.67	0.45	(0.38)	0.07	(0.44)	(3.31)	(3.75)
2017	39.29	0.45	5.98	6.43	(0.55)	(2.50)	(3.05)
Parnassus Core Equity Fund – Institutional Shares
Six-Month Period Ended June 30, 2022 (unaudited)	63.55	0.13	(12.90)	(12.77)	(0.14)	-	(0.14)
2021	53.75	0.36	14.49	14.85	(0.65)	(4.40)	(5.05)
2020	47.10	0.44	9.46	9.90	(0.41)	(2.84)	(3.25)
2019	39.05	0.46	11.47	11.93	(0.45)	(3.43)	(3.88)
2018	42.73	0.55	(0.37)	0.18	(0.55)	(3.31)	(3.86)
2017	39.35	0.55	5.98	6.53	(0.65)	(2.50)	(3.15)
Parnassus Mid Cap Fund – Investor Shares
Six-Month Period Ended June 30, 2022 (unaudited)	45.20	0.29	(9.94)	(9.65)	-	-	-
2021	40.78	(0.04)	6.66	6.62	(0.01)	(2.19)	(2.20)
2020	35.63	0.12	5.18	5.30	(0.08)	(0.07)	(0.15)
2019	28.86	0.17	8.08	8.25	(0.18)	(1.30)	(1.48)
2018	32.07	0.23	(2.32)	(2.09)	(0.22)	(0.90)	(1.12)
2017	28.87	0.26	4.29	4.55	(0.48)	(0.87)	(1.35)
Parnassus Mid Cap Fund – Institutional Shares
Six-Month Period Ended June 30, 2022 (unaudited)	45.39	0.09	(9.75)	(9.66)	-	-	-
2021	40.87	0.05	6.69	6.74	(0.03)	(2.19)	(2.22)
2020	35.68	0.20	5.20	5.40	(0.14)	(0.07)	(0.21)
2019	28.90	0.27	8.07	8.34	(0.26)	(1.30)	(1.56)
2018	32.11	0.31	(2.33)	(2.02)	(0.29)	(0.90)	(1.19)
2017	28.90	0.34	4.29	4.63	(0.55)	(0.87)	(1.42)
Parnassus Endeavor Fund – Investor Shares
Six-Month Period Ended June 30, 2022 (unaudited)	54.03	0.02	(9.75)	(9.73)	-	-	-
2021	48.31	0.69	14.08	14.77	(0.97)	(8.08)	(9.05)
2020	38.18	0.28	10.19	10.47	(0.34)	-	(0.34)
2019	28.87	0.25	9.36	9.61	(0.30)	-	(0.30)
2018	37.18	0.38	(5.13)	(4.75)	(0.52)	(3.04)	(3.56)
2017	32.99	0.34	6.20	6.54	(0.77)	(1.58)	(2.35)

Semiannual Report • 2022

Net Asset Value End of Period	Total Overall Return	Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$50.53	(20.20)%	$11,779,947	0.83%	0.82%	0.27%	21.02%
63.41	27.55	15,405,636	0.82	0.82	0.38	25.82
53.65	21.19	11,906,386	0.84	0.84	0.69	37.15
47.03	30.69	9,998,994	0.86	0.86	0.78	36.88
38.99	(0.18)	8,172,571	0.87	0.87	1.03	31.43
42.67	16.58	9,870,059	0.87	0.87	1.09	24.52

50.64	(20.11)	13,306,629	0.62	0.61	0.48	21.02
63.55	27.81	16,869,763	0.61	0.61	0.60	25.82
53.75	21.47	11,320,933	0.62	0.62	0.91	37.15
47.10	30.96	8,660,689	0.63	0.63	1.02	36.88
39.05	0.05	6,543,658	0.63	0.63	1.24	31.43
42.73	16.81	6,245,179	0.64	0.64	1.31	24.52

35.55	(21.35)	2,227,669	0.97	0.96	1.50	29.87
45.20	16.39	3,155,696	0.96	0.96	(0.08)	34.76
40.78	14.88	2,749,355	0.98	0.98	0.34	41.00
35.63	28.75	2,381,822	1.01	0.99	0.48	28.27
28.86	(6.64)	1,752,821	1.02	0.99	0.71	31.52
32.07	15.79	2,021,276	1.01	0.99	0.83	33.27

35.73	(21.28)	4,393,182	0.76	0.75	0.45	29.87
45.39	16.63	5,518,086	0.75	0.75	0.13	34.76
40.87	15.16	4,211,267	0.76	0.75	0.58	41.00
35.68	29.02	2,692,990	0.75	0.75	0.77	28.27
28.90	(6.39)	1,073,093	0.75	0.75	0.95	31.52
32.11	16.04	780,372	0.75	0.75	1.09	33.27

44.30	(18.01)	3,042,304	0.92	0.88	0.08	12.89
54.03	31.12	3,768,904	0.90	0.90	1.20	37.22
48.31	27.42	2,238,344	0.94	0.94	0.75	52.77
38.18	33.29	2,737,805	0.97	0.95	0.73	57.29
28.87	(13.49)	2,758,361	0.95	0.95	1.04	70.96
37.18	19.81	4,185,857	0.92	0.92	0.94	43.21

Semiannual Report • 2022

Financial Highlights (continued)

For a Share Outstanding for the Period Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Endeavor Fund – Institutional Shares
Six-Month Period Ended June 30, 2022 (unaudited)	$54.10	$0.25	$(9.94)	$(9.69)	$-	$-	$-
2021	48.36	0.80	14.11	14.91	(1.09)	(8.08)	(9.17)
2020	38.19	0.36	10.22	10.58	(0.41)	-	(0.41)
2019	28.89	0.34	9.36	9.70	(0.40)	-	(0.40)
2018	37.21	0.46	(5.13)	(4.67)	(0.61)	(3.04)	(3.65)
2017	33.01	0.41	6.21	6.62	(0.84)	(1.58)	(2.42)
Parnassus Mid Cap Growth Fund – Investor Shares
Six-Month Period Ended June 30, 2022 (unaudited)	64.36	(0.10)	(21.88)	(21.98)	-	-	-
2021	61.44	(0.34)	6.16	5.82	(0.94)	(1.96)	(2.90)
2020	50.47	(0.02)	14.19	14.17	(0.06)	(3.14)	(3.20)
2019	40.54	0.29	11.77	12.06	(1.28)	(0.85)	(2.13)
2018	48.27	0.50	(5.01)	(4.51)	(0.54)	(2.68)	(3.22)
2017	44.97	0.46	6.68	7.14	(0.45)	(3.39)	(3.84)
Parnassus Mid Cap Growth Fund – Institutional Shares
Six-Month Period Ended June 30, 2022 (unaudited)	64.50	(0.07)	(21.93)	(22.00)	-	-	-
2021	61.49	(0.26)	6.17	5.91	(0.94)	(1.96)	(2.90)
2020	50.43	0.05	14.21	14.26	(0.06)	(3.14)	(3.20)
2019	40.52	0.37	11.75	12.12	(1.36)	(0.85)	(2.21)
2018	48.25	0.58	(5.02)	(4.44)	(0.61)	(2.68)	(3.29)
2017	44.95	0.54	6.67	7.21	(0.52)	(3.39)	(3.91)
Parnassus Fixed Income Fund – Investor Shares
Six-Month Period Ended June 30, 2022 (unaudited)	17.22	0.17	(2.31)	(2.14)	(0.17)	-	(0.17)
2021	18.01	0.29	(0.66)	(0.37)	(0.29)	(0.13)	(0.42)
2020	17.05	0.29	1.05	1.34	(0.28)	(0.10)	(0.38)
2019	15.92	0.37	1.15	1.52	(0.39)	-	(0.39)
2018	16.54	0.42	(0.61)	(0.19)	(0.43)	-	(0.43)
2017	16.42	0.37	0.14	0.51	(0.39)	-	(0.39)
Parnassus Fixed Income Fund – Institutional Shares
Six-Month Period Ended June 30, 2022 (unaudited)	17.22	0.19	(2.30)	(2.11)	(0.19)	-	(0.19)
2021	18.01	0.33	(0.67)	(0.34)	(0.32)	(0.13)	(0.45)
2020	17.04	0.33	1.06	1.39	(0.32)	(0.10)	(0.42)
2019	15.92	0.41	1.14	1.55	(0.43)	-	(0.43)
2018	16.54	0.46	(0.61)	(0.15)	(0.47)	-	(0.47)
2017	16.41	0.41	0.14	0.55	(0.42)	-	(0.42)

Semiannual Report • 2022

Net Asset Value End of Period	Total Overall Return	Net Assets End of Period (000s)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$44.41	(17.91)%	$1,471,070	0.72%	0.65%	1.00%	12.89%
54.10	31.37	1,654,506	0.71	0.71	1.39	37.22
48.36	27.72	1,025,590	0.73	0.71	0.96	52.77
38.19	33.57	1,104,181	0.71	0.71	0.97	57.29
28.89	(13.25)	939,280	0.72	0.72	1.25	70.96
37.21	20.03	1,031,525	0.72	0.72	1.12	43.21

42.38	(34.15)	546,417	0.80	0.80	(0.42)	29.34
64.36	9.37	880,724	0.80	0.80	(0.52)	28.73
61.44	28.61	860,120	0.83	0.83	(0.05)	82.46
50.47	29.82	803,731	0.84	0.84	0.60	43.61
40.54	(9.73)	685,715	0.85	0.85	1.06	47.26
48.27	16.08	923,262	0.84	0.84	0.96	37.45

42.50	(34.11)	154,632	0.70	0.68	(0.30)	29.34
64.50	9.50	237,137	0.68	0.68	(0.40)	28.73
61.49	28.81	218,962	0.68	0.68	0.09	82.46
50.43	29.98	182,443	0.68	0.68	0.76	43.61
40.52	(9.57)	154,445	0.69	0.69	1.21	47.26
48.25	16.25	162,414	0.69	0.69	1.11	37.45

14.91	(12.47)	174,553	0.80	0.68	2.16	36.17
17.22	(2.09)	230,471	0.76	0.68	1.64	31.29
18.01	7.91	233,496	0.74	0.68	1.61	37.77
17.05	9.63	160,158	0.87	0.68	2.22	53.98
15.92	(1.12)	157,213	0.86	0.68	2.64	46.43
16.54	3.10	182,161	0.82	0.68	2.25	38.48

14.92	(12.31)	208,014	0.57	0.45	2.41	36.17
17.22	(1.90)	233,649	0.56	0.45	1.88	31.29
18.01	8.19	163,671	0.55	0.45	1.81	37.77
17.04	9.82	69,923	0.45	0.45	2.44	53.98
15.92	(0.89)	58,293	0.45	0.45	2.90	46.43
16.54	3.37	47,365	0.47	0.47	2.46	38.48

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) For the six-month period ended June 30, 2022, Parnassus Investments has contractually limited expenses to an annualized rate of 0.82% for the Parnassus Core Equity Fund - Investor Shares, 0.96% for the Parnassus Mid Cap Fund – Investor Shares, 0.88% for the Parnassus Endeavor Fund – Investor Shares, 0.80% for the Parnassus Mid Cap Growth Fund – Investor Shares and 0.68% for the Parnassus Fixed Income Fund – Investor Shares.

(c) For the six-month period ended June 30, 2022, Parnassus Investments has contractually limited expenses to an annualized rate of 0.61% for the Parnassus Core Equity Fund - Institutional Shares, 0.75% for the Parnassus Mid Cap Fund – Institutional Shares, 0.65% for the Parnassus Endeavor Fund – Institutional Shares, 0.68% for the Parnassus Mid Cap Growth Fund – Institutional Shares and 0.45% for the Parnassus Fixed Income Fund – Institutional Shares.

Semiannual Report • 2022

Additional Information (unaudited)

Board of Trustees Consideration of Investment Advisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”) which collectively are known as the Parnassus Funds (the “Funds”), meet in person to review and consider the continuation of any investment advisory agreement. In this regard, the Trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act, (the “Independent Trustees”) met in person on March 23, 2022 and reviewed and re-approved the Trusts’ investment advisory agreements with Parnassus Investments, LLC (“Parnassus Investments”). The Trustees were provided with relevant information by Parnassus Investments, as described below, and were assisted in their evaluation of the investment advisory agreements by independent legal counsel, from whom they received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements and with whom they met separately from Parnassus Investments’ management on March 21 and March 22, 2022. In addition, the Trustees consider matters bearing on the management of the Funds and other arrangements at regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from Parnassus Investments. Prior to approving the continuation of the investment advisory agreements, the Independent Trustees considered:

•

the nature, extent and quality of the services provided by Parnassus Investments; including the adviser’s organization and operations, financial condition and stability and ownership structure; and the terms of the investment advisory agreements and how the services performed by the adviser under the investment advisory agreements differ from those performed for other accounts.

•	A comparison of the fees and expenses of the Funds to other similar funds, including a comparison of the Funds’ total expenses and the total expense ratios.

•	A comparison of the fee structures of other accounts managed by Parnassus Investments.

•	Whether economies of scale are recognized by the Funds, and whether existing breakpoints are appropriate.

•	The costs and profitability of the Funds to Parnassus Investments.
•	The independence, expertise, care, and conscientiousness of the Board of Trustees.

•	Short-term and long-term investment performance of the Funds.

•	The other benefits to Parnassus Investments from serving as investment adviser to the Funds (in addition to the advisory fee).

In considering the nature, extent and quality of the services provided by Parnassus Investments, the Independent Trustees reviewed written and oral reports prepared by Parnassus Investments describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by Parnassus Investments to the Funds. The Independent Trustees also considered a written report prepared by Broadridge, an independent provider of investment company data, comparing aspects of the portfolio management services provided by Parnassus Investments to similar services provided to a universe of comparable mutual funds (“Universe”). The Independent Trustees considered the experience of senior management and the qualifications, tenure, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Independent Trustees evaluated the ability of Parnassus Investments, based on its financial condition, resources, reputation and other attributes to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Independent Trustees further considered the compliance programs and compliance records of Parnassus Investments. In addition, the Independent Trustees took into account the administrative services provided to the Funds by Parnassus Investments. The Independent Trustees concluded that Parnassus Investments was providing essential services to the Funds.

The Independent Trustees compared the performance of each of the Funds to benchmark indices over various periods of time ending December 31, 2021 and to the Universe of comparable mutual funds as determined by Broadridge. The Independent Trustees noted that the performance for the Parnassus Mid Cap Growth Fund and Fixed Income Fund performance was below the median performance of each respective fund Universe for all time periods. The Trustees noted that while the while the Parnassus Mid Cap Growth Fund

Semiannual Report • 2022

Additional Information (unaudited) (continued)

Board of Trustees Consideration of Investment Advisory Agreements (continued)

and the Parnassus Fixed Income Fund have underperformed on a comparative basis, they have been within a reasonable range. The performance of the Parnassus Mid Cap Fund was above the median of the Universe for the four-, five- and ten-year periods, and was below the median for the one- two- and three-year periods. The Independent Trustees further noted, the performance of the Parnassus Endeavor Fund and the Parnassus Core Equity Fund was above the median of each respective fund Universe for all time periods. The Parnassus Core Income Fund’s performance was above the median of the Universe for all time periods. The Independent Trustees concluded that the overall performance of the Funds warranted the continuation of the investment advisory agreements.

In concluding that the advisory fees payable by each of the Funds were reasonable, the Independent Trustees reviewed a report of the costs of services provided, and the profits realized, by Parnassus Investments from its relationship with each Fund, and concluded that such profits were reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases. The Independent Trustees also reviewed reports comparing each Fund’s expense ratio and the advisory fees paid by each Fund to that of the applicable Universe and concluded that the advisory fee paid by each Fund and each Fund’s expense ratio was within the range of its respective Universe. The Independent Trustees noted that the Funds’ advisory fees were below the median for The Mid Cap Growth, Core Equity and Endeavor Fund’s respective Universe, equal to the median for the Mid Cap Fund and above the median for the Parnassus Fixed Income Fund. The Independent Trustees noted that the investment advisory fee for each Fund contained a number of breakpoints in an effort to reflect economies of scale that might be realized as each Fund grew. The Independent Trustees also noted that actual or potential economies of scale will be reasonably shared with the Fund shareholders through these breakpoints, fee waivers and expense reimbursement arrangements applicable to the Funds. They also concluded that Parnassus Investments’ ongoing and significant investments into the Funds’ portfolio management, research and ESG teams result in a sharing of economies of scale that benefits the Funds and their shareholders.

The Trustees considered other benefits to Parnassus Investments from serving as adviser to the Funds (in addition to the advisory fee). The Trustees noted that Parnassus Investments derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Trustees determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process. The Trustees concluded that the other benefits realized by Parnassus Investments from its relationship with the Funds were reasonable.

Based on their careful consideration of the information and factors described above, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by Parnassus Investments, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Independent Trustees concluded that the approval of the continuation of the investment advisory agreements for the Trusts was in the best interest of the Funds and their shareholders. The Independent Trustees unanimously approved the continuation of the investment advisory agreements for an additional one-year period.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov) or at www.parnassus.com. The Funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report • 2022

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Cash Flow (free cash flow) is a measure of the amount of money coming into and going out of a company. Credit Spread is the difference in yield between two bonds of the same maturity. Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. Investment Grade refers to the quality of an issuer’s credit. The term usually refers to bonds rated BBB or higher by an independent rating agency. A rating below BBB is considered to be noninvestment grade. The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield. Price/Book (P/B) Ratio is the ratio of a stock’s latest closing price divided by its book value per share. Price/Earnings (P/E) Ratio is a ratio of a stock’s current price to its per-share earnings over the past 12 months (or “trailing” 12 months); whereas, a Forward Price/Earnings (PE) Ratio is calculated using forecasted earnings.

The Yield to Worst (“YTW”) is the lowest potential bond yield received without the issuer defaulting, it assumes the worst-case scenario, or earliest redemption possible under terms of the bond and the Forward Earnings is an estimate of a company’s earnings for upcoming periods, usually the completion of the current fiscal year and often the following fiscal year whereas, a Forward Sales represents an estimate of a company’s expected sales over the next 12 months.

The Russell 1000® Value Index, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Lipper Multi-Cap Value Funds Average, the Lipper Mid-Cap Core Funds Average, the Bloomberg U.S. Aggregate Bond Index, and the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500 Index) are widely recognized indices of common stock prices.

The Russell 1000 Value Index is a market capitalization weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Index is a market capitalization-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index.

The Russell Midcap Growth Index measures the performance of the midcap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to book ratios and higher forecasted growth values.

The Lipper Multi-Cap Value Funds Average tracks the financial performance of several different types of managed fund strategies.

The Lipper Mid-Cap Core Funds Average tracks the financial performance of several different types of managed fund strategies. Each Lipper index is based on the performance of the largest publicly traded funds in the strategy group.

The Bloomberg U.S. Aggregate Bond Index is a widely recognized index of fixed income security prices.

The S&P 500 Index is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. An investor cannot invest directly in an index. An index reflects no deductions for fees, expenses or taxes. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Parnassus Investments. Copyright © 2021 by S&P Dow Jones Indices LLC, a subsidiary of McGraw-Hill Financial, Inc., and/or its affiliates. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Earnings growth is not representative of the fund’s future performance.

Mutual fund investing involves risk, and loss of principal is possible. The Fund’s share price may change daily based on the value of its security holdings. Stock markets can be volatile, and stock values fluctuate in response to the asset levels of individual companies and in response to general U.S. and international market and economic conditions. In addition to large cap companies, the Fund may invest in small and/or mid cap companies, which can be more volatile than large cap firms. Security holdings in the fund can vary significantly from broad market indexes.

Parnassus Fixed Income Fund: Bond prices are inversely related to interest rates. As interest rates drop, bond prices will increase, and as interest rates go up, the price of bonds will decrease. A security’s value may also be affected by the possibility that issuers of debt obligations will not pay the Fund interest or principal, or that their credit rating may be downgraded by a ratings agency. In addition, up to 20% of the Fund’s total net assets may be invested in convertible securities, which may not have an investment-grade rating. This would make them riskier than securities with an investment-grade rating.

Parnassus Mid Cap Growth Fund: The adviser may be wrong in its assessment of a company’s potential for growth, and the growth stocks the fund holds may not grow as the advisor anticipates. In addition, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Parnassus Mid Cap and Parnassus Mid Cap Growth Funds: The Fund invests in small and/or mid cap growth companies, which are generally riskier than larger companies, and the Fund’s share price may be more volatile than funds that invest in larger companies.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE GUIDELINES: The Fund evaluates financially material ESG factors as part of the investment decision-making process, considering a range of impacts they may have on future revenues, expenses, assets, liabilities and overall risk. The Fund also utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency. Active ownership strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy. There is no guarantee that the ESG strategy will be successful.

Investment Adviser

Parnassus Investments, LLC

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com

If you do not hold your account directly with Parnassus, please contact the firm that holds your account to inquire about electronic delivery.

1 Market Street, Suite 1600 San Francisco, CA 94105^(800) 999-3505^www.parnassus.com

Item 2: Code of Ethics

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 3: Audit Committee Financial Expert

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 4: Principal Accountant Fees and Services

Not applicable for semi-annual reports. The information required by this Item is only required in an annual report on Form N-CSR.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics – Not applicable for semi-annual reports.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) – Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 5, 2022	By: /s/ Benjamin E. Allen
Benjamin E. Allen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 5, 2022

By: /s/ Benjamin E. Allen
Benjamin E. Allen
President

Date: August 5, 2022

By: /s/ Marc C. Mahon
Marc C. Mahon
Principal Financial Officer